LEASE between DIV WASHINGTO�, LLC as Landlord And ACUMEN PHARMACEUTICALS, INC. as Tenant 1210-1220 Washington Street Newton, Massachusetts As of September 11, 2023 Exhibit 10.13

TABLE OF CONTENTS ARTICLE 1. GRANT .............................................................................................................................. 1 ARTICLE 2. TERM ................................................................................................................................ 2 ARTICLE 3. COMPLETION AND OCCUPANCY OF THE PREMISES ....................................... 3 ARTICLE 4. RENT AND SECURITY .................................................................................................. 4 ARTICLE 5. ADDITIONAL RENT FOR ESCALATIONS IN REAL ESTATE TAXES AND OPERATING EXPENSES ............................................................................................... 8 ARTICLE 6. SERVICES AND UTILITIES ....................................................................................... 14 ARTICLE 7. CONDUCT OF BUSINESS BY TENANT ................................................................... 17 ARTICLE 8. ALTERATIONS AND IMPROVEMENTS ................................................................. 19 ARTICLE 9. INSURANCE ................................................................................................................... 21 ARTICLE 10. CASUALTY .................................................................................................................... 23 ARTICLE 11. CONDEMNATION ........................................................................................................ 25 ARTICLE 12. ASSIGNMENT AND SUBLETTING ........................................................................... 26 ARTICLE 13. DEFAULTS AND REMEDIES ..................................................................................... 28 ARTICLE 14. SUBORDINATION; ATTORNMENT AND RIGHTS OF MORTGAGE HOLDERS ....................................................................................................................... 33 ARTICLE 15. NOTICES ........................................................................................................................ 34 ARTICLE 16. MISCELLANEOUS ....................................................................................................... 35 List of Exhibits Exhibit A Premises Exhibit B Legal Description Exhibit C Cleaning Specifications Exhibit D Rules and Regulations

LEASE This Lease is made and entered into as of September 11, 2023, by and between DIV WASHINGTON, LLC, a Massachusetts limited liability company, with its principal place of business at c/o The Davis Companies, 125 High Street, Suite 2111, Boston, MA 02110 (the "Landlord") and ACUMEN PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 427 Park Street, Charlottesville, VA (the "Tenant"). ARTICLE 1. GRANT 1.1 Premises. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant and Tenant accepts from Landlord, certain space shown on Exhibit A attached hereto and made a part hereof, containing 3,758 rentable square feet in area (the "Premises"), situated on the second (2nd) floor and known as Suite 0210 of the office building located at 1210-1220 Washington Street, Newton, Massachusetts (the "Building"). The Premises, Building, the "Common Areas" (defined below) and the land upon which the same are located, which is legally described in Exhibit B (the "Land"), together with all other improvements thereon and thereunder are collectively referred to as the "Property". The parties agree that the rentable square footage of the Premises set forth above is conclusive and binding. The Premises shall exclude Common Areas (as defined below) and the exterior faces of exterior walls. 1.2 Common Areas. Landlord hereby grants to Tenant during the term of this Lease, a license to use, in common with the others entitled to such use, the Common Areas as they from time to time exist, subject to the rights, powers and privileges herein reserved to Landlord. The term "Common Areas" as used herein will include all areas and facilities outside the Premises that are provided and designated by Landlord for general non-exclusive use and convenience of Tenant and other tenants. Common Areas include but are not limited to the exterior walls, hallways, entranceways, lobbies, stairways and stairwells, the Parking Garage (as defined below) and surface parking areas, elevators and elevator wells, fan rooms, electric and telephone closets ( other than those exclusively serving the Premises, if any), janitor closets, freight elevators, and pipes, ducts, risers, conduits, wires, and appurtenant fixtures serving other parts of the Property (exclusively or in common), pedestrian sidewalks, landscaped areas, outdoor patio, loading areas, roadways, rights of way, walking and jogging paths, if any, and other common areas and facilities from time to time designated as such by Landlord. If the Premises include less than the entire rentable area of any floor, then the Premises also exclude the common corridors, elevator lobby and toilets located on such floor. 1.3 Parking. During the term of this Lease, Tenant shall be entitled to use the parking garage located at the Property (the "Parking Garage") at no charge (provided that the foregoing shall not prohibit Landlord from including any costs or expenses in connection with the Parking Garage or any other parking operations at the Property in Operating Expenses), subject to the terms and conditions imposed by Landlord on parking in the Parking Garage. All parking shall be in common with other Building tenants on an umeserved, first-come, first-serve basis, but shall be limited to eleven (11) total parking spaces that may be used by Tenant. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord shall have the right to change the Parking Garage from time to time. Landlord may designate parking spaces in the Parking Garage for the handicapped, visitors to the Building and for use by other tenants. Landlord may install signage or implement a pass or sticker system to control parking use, and may employ valet parking to meet the requirements of this Section. To the extent applicable to Tenant's use of the parking spaces, the provisions of this Lease shall apply, including rules and regulations of general applicability from time to time promulgated by Landlord. Without limiting the generality of the foregoing, Tenant agrees and acknowledges that: (i) Tenant's use of the Parking Garage shall be at Tenant's sole and exclusive risk, and that Landlord shall not be liable for any damage, theft or injury occurring in connection therewith unless the same arise from Landlord's gross negligence or intentional misconduct; (ii) the provisions of Section 9.4 of this Lease shall apply with respect to any liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from Tenant's use of the Parking Garage; (iii) overnight parking is not permitted and any of Tenant's cars, or those of its employees, guests and invitees, left in the Parking Garage shall be subject to removal by Landlord at Tenant's sole cost and expense; and (iv) Landlord, in its sole discretion, may open the Parking Garage to the public on nights and weekends. 2.1 Lease Term. ARTICLE 2. TERM 2.1.1 Commencement Date; Term. The Premises are leased for a term (the "Term") to commence on the date (the "Commencement Date") that is first to occur of (x) the Substantial Completion Date (as such term is defined below), and (y) the date that Tenant enters into possession of all or any portion of the Premises for the conduct of its business, and shall end at 11 :59 p.m. on the last day (the "Expiration Date") of the second (2nd) calendar month of the fourth ( 4th) Lease Year (as defined below) unless sooner terminated as herein provided. If Landlord gives and Tenant accepts possession prior to the Commencement Date, such occupancy shall be subject to all the terms and conditions of this Lease and rent and other charges shall be prorated to the date that Tenant takes possession of the Premises. When the Commencement Date and Expiration Date hereof have been determined in accordance with the provisions set forth in this Lease, the parties hereto shall execute a document setting forth said dates and said document shall be deemed a supplement to and part of this Lease. The parties hereto agree to execute such confirmatory document not later than fifteen (15) days following the Commencement Date. The "Substantial Completion Date" is the date that the Landlord will deliver the Premises, and, subject to Article 3 hereof, is targeted to be October I, 2023. 2.1.2 The first "Lease Year" shall begin on the Commencement Date and shall end on the last day of the twelfth (12th) full calendar month following the Commencement Date. Each Lease Year thereafter shall consist of twelve (12) consecutive calendar months following the end of the immediately preceding Lease Year, except that the fourth ( 4th) Lease Year shall run for two (2) consecutive calendar months following the end of the third (3 rd) Lease Year. 2.2 Holding Over. In the event that Tenant retains occupancy of the Premises, or any part thereof, after the end of the Term, Tenant's occupancy of the Premises shall be as a tenant at sufferance terminable at any time by Landlord. Tenant's occupancy during any holdover period shall otherwise be subject to the provisions of this Lease (unless clearly inapplicable), except that, in addition to paying all Additional Rent and other sums due under this Lease to Landlord, Tenant shall pay Landlord for such use and occupancy during such period that Tenant remains in possession of the Premises at the rate equal to two hundred percent (200%) of Annual Base Rent payable during the last month of the Lease Term; provided, however, that if Tenant provides Landlord with at least six (6) months' prior written notice that Tenant intends to hold over, then, Tenant shall pay Landlord for such use and occupancy at the rate equal to one hundred fifty percent (150%) of the Annual Base Rent payable during the last month of the Lease 2

Term for the first thirty (30) days of such holdover and two hundred percent (200%) thereafter. In addition, Tenant shall indemnify and hold harmless Landlord for all claims, liabilities, obligations and damages incurred by Landlord arising out of or resulting from such holding over, including, without limitation, consequential or indirect damages. The provisions hereof do not limit or restrict Landlord's rights or remedies under this Lease in the event of any holding over by Tenant, including Landlord's right to commence the eviction process immediately upon Tenant's holding over. Any provision in this Lease to the contrary notwithstanding, any holdover by Tenant shall constitute an Event of Default on the part of Tenant under this Lease entitling Landlord to exercise, without obligation to provide Tenant any notice or cure period, all of the remedies available to Landlord in the event of an Event of Default by Tenant. ARTICLE 3. COMPLETION AND OCCUPANCY OF THE PREMISES 3.1 Delivery and Condition of Premises. Prior to the Commencement Date, Landlord shall perform the following Leasehold Improvements, at Landlord's cost and expense and in a standard consistent with other first-class office buildings in the Newton submarket, to prepare the Premises for Tenant's initial occupancy: repainting the Premises in Building standard colors to be selected by Tenant, repainting the cabinets in the kitchenette of the Premises in Building standard colors to be selected by Landlord with reasonable consultation with Tenant, installation of new carpet throughout the Premises in Building standard quality and Building standard colors to be selected by Landlord with reasonable consultation with Tenant, and installation of new laminate countertops in the kitchenette serving the Premises in Building standard quality and as selected by Landlord (together, "Leasehold Improvements"). Any changes to the Leasehold Improvements requested by Tenant may constitute a Tenant Delay (as defined below), and Tenant shall be responsible for the cost of any such changes, such amounts to be paid by Tenant within thirty (30) days after receipt of an invoice from Landlord. Except as specifically provided in this Lease (including without limitation with respect to Landlord's obligation to perform the Leasehold Improvements), Landlord has made no representations, warranties or undertakings as to the present or future condition of the Premises or the fitness or availability of the Premises for any particular use, and Tenant accepts the Premises in its "AS IS" condition. Tenant's failure to provide its paint color selection or any other request for information, approvals or disapprovals regarding the Leasehold Improvements within three (3) business days after request by Landlord or its contractors shall constitute a "Tenant Delay", which shall extend the period for performance of the Leasehold Improvements. 3.1.1 Tenant Delay. In addition to the instances described in Section 3.1 above, "Tenant Delay" shall include (i) any acts, omissions, defaults or misconduct of Tenant ( or its agents, employees, design professionals, contractors, licensees or invitees) with respect to the Leasehold Improvements, (ii) any interference with Landlord's completion of the Leasehold Improvements caused by Tenant or its contractors, subcontractors or suppliers, and (iii) any requests by Tenant to change any of the Leasehold Improvements, Landlord having no obligation to agree to any such changes. In the event of a Tenant Delay or any request by Tenant that Landlord delay the commencement of, or suspend the performance of, any Leasehold Improvements, the period for performance of Landlord's Leasehold Improvements shall be extended by the number of days of actual construction delay. The Substantial Completion Date shall be deemed advanced by the number of days of Tenant Delay experienced by Landlord in order to substantially complete the Leasehold Improvements and deliver the Premises to Tenant. 3.1.2 Early Access. If and as long as Tenant or Tenant's Agents and Consultants (as defined below) do not interfere in any material way with Landlord's performance of the Leasehold Improvements, Landlord will permit Tenant and its agents, space planners, contractors, 3 subcontractors, suppliers and materialmen ("Tenant's Agents and Consultants") to have access to the Premises ( at the sole risk of such parties and without liability to Landlord) fifteen (15) days prior to the Commencement Date, on a schedule acceptable to Landlord, in order to install Tenant's Communication Systems (as defined below) and Tenant's furniture, fixtures and equipment, which access shall be subject to the terms and conditions of this Lease. Tenant's early access rights shall be on a gross rent-free basis; provided, however, Tenant shall be responsible for all utilities charges and expenses in connection with such early access. In no event shall Tenant be entitled to operate its business operations in the Premises prior to the Commencement Date. In the event Tenant shall operate its business operation on all or any portion of the Premises prior to the Commencement Date, Tenant shall be responsible to pay Rent for such period of time. Any interference with Landlord's Leasehold Improvements caused by Tenant or Tenant's Agents and Consultants that delays Landlord's completion of Landlord's Leasehold Improvements. 3.2 Tenant's Systems. Tenant, at its sole expense, shall design, install, construct and maintain Tenant's data, telephone, audio-visual, internet and video systems ("Tenant's Communications Systems") and Tenant's furniture systems (collectively, "Tenant's Systems") within the Premises and the related wiring within the Building necessary for the operation thereof. Tenant's Communications Systems shall not be included in the Leasehold Improvements. Landlord will permit Tenant and its agents, architects, engineers, space planners, contractors, subcontractors, suppliers and materialmen to have access to the Premises and the Building (at the sole risk of such parties and without liability to Landlord) for such purposes subject to the terms and conditions of this Lease. The design, plans and specifications for the wiring, cabling and equipment for Tenant's Communication Systems, and its locations and connections from within the Premises to the Building conduits and systems shall be subject to Landlord's prior review and approval. Tenant shall provide Landlord with reasonable prior written notice of any construction work relating to Tenant's Systems that involves any Building systems, and all such work shall be coordinated with Landlord and subject to Landlord supervision. Any wiring, cabling and equipment for Tenant's Communication Systems that connects or runs outside of the Premises must be placed into Building conduits. ARTICLE 4. RENT AND SECURITY 4.1 Annual Base Rent. 4.1. l Schedule of Monthly Rent Payments. Beginning on the Commencement Date and continuing throughout the Term, Tenant shall pay to or upon the order of Landlord an annual rental (the "Annual Base Rent") as set forth below which shall be payable in consecutive monthly installments on or before the first day of each calendar month in advance in the monthly amount set forth below: 4

: Period Annual Base Rent Lease Year 1 * $ 150,320.00 Lease Year 2 $ 15 4,078.00 Lease Year 3 $ 157,836.00 Lease Year 4 (2 months) $161,594.00 Annual Base Rent per I Rentable Sguare Foot $40.00 $41.00 $42.00 $43.00 Monthly Base Rent $12,526.67 $ 12,839.83 $13,153.00 $ 13,466.17 *Provided no Event of Default shall have occurred under this Lease during the Abatement Period (as defined below), Annual Base Rent shall be abated during the first two (2) months after the Commencement Date (the "Abatement Period"); provided, however, that during the Abatement Period, Tenant shall remain responsible for payment of Additional Rent in accordance with this Lease. 4.1.2 Manner of Payment. All payments of rent shall be made without demand, deduction, counterclaim, set-off, discount or abatement in lawful money of the United States of America. If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the monthly installment of Annual Base Rent for such fractional month shall be prorated upon a daily basis based upon a thirty (30)-day month. Notwithstanding anything to the contrary contained herein, Tenant shall cause payment of the first installment of rent to be paid to Landlord to be concurrent with the execution of this Lease. 4.2 Additional Rent. Tenant shall pay to Landlord all charges and other amounts required under this Lease and the same shall constitute additional rent hereunder (herein called "Additional Rent"), including, without limitation, any sums due resulting from the provisions of Article 5 hereof. All such amounts and charges shall be payable to Landlord at the place where the Annual Base Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Rent as for a default in the payment of Annual Base Rent. The term "Rent" as used in this Lease shall mean the Annual Base Rent and the Additional Rent. 4.3 Place of Payment. The Annual Base Rent and all other sums payable to Landlord under this Lease shall be paid to Landlord at c/o Davis Marcus Management, Inc., 125 High Street, Suite 2111, Boston, MA 02110, or at such other place as Landlord shall designate in writing to Tenant from time to time. 4. 4 Terms of Payment. Tenant shall pay to Landlord all Annual Base Rent as provided in Section 4.1 above and Tenant shall pay all Additional Rent payable under Articles 5 and 2_ on the terms provided therein. Except as provided in the immediately preceding sentence and as may otherwise be expressly provided by the terms of this Lease, Tenant shall pay to Landlord, within thirty (30) days after delivery by Landlord to Tenant of bills or statements therefor: (a) sums equal to all expenditures made and monetary obligations incurred by Landlord in accordance with the terms of this Lease for Tenant's account, and (b) all other sums of money accruing from Tenant to Landlord in accordance with the terms of this Lease. 4.5 Late Charges. If Tenant shall fail to pay any Rent when due and payable or if any check received by Landlord from Tenant shall be dishonored, Tenant agrees that Landlord's actual damages 5 resulting therefrom are difficult to fix or ascertain. As a result, Tenant shall pay to Landlord (a) an administrative fee equal to five percent (5%) per month on the amount due, and (b) interest on the amount due from its due date until paid at the lesser of eighteen percent (18%) per annum or the maximum legal rate that Landlord may charge Tenant; provided, that, on the first two occasions only during each Lease Year, no such charges or interest shall be payable with respect to any delinquent payment of Annual Base Rent if such payment is received by Landlord within five (5) business days following written notice of such failure. Such charges shall be paid to Landlord together with such unpaid amounts as an administrative fee to compensate Landlord for administrative expenses and its cost of funds. 4.6 Security Deposit. 4.6.1 Letter of Credit Amount. Upon execution of this Lease, Tenant shall deliver to Landlord a security deposit (the "Security Deposit") in the form of a "Letter of Credit" (as defined below) in the amount of Thirty-Eight Thousand One Hundred Seventy-One Dollars and 54/100 ($38,171.54) for the faithful performance of all terms, covenants and conditions of this Lease. 4.6.2. Letter of Credit Requirements. Each letter of credit provided to Landlord hereunder as the Security Deposit shall be in the form of an unconditional, irrevocable, standby letter of credit which shall be in full force and effect for the periods required hereby, and shall meet all of the following conditions (a" Letter of Credit"): (a) it shall be issued for the benefit of Landlord by an "Eligible Bank" (defined below) approved by Landlord; (b) it shall be effective on the date of this Lease and have a term of not less than one (1) year following its date of issuance and contain automatic year-to-year renewal provisions subject to the Letter of Credit issuer's obligation to notify Landlord in writing by certified or registered mail of non-renewal at least thirty (30) days prior to the expiration of the Letter of Credit; ( c) the expiration date of the Letter of Credit for the final Lease Year of the Term shall be at least ninety-five (95) days following the Expiration Date of the Lease; ( d) it shall provide for the amount thereof as set forth in Section 4.6. l to be available to the Landlord in multiple drawings conditioned only upon presentation of a sight draft; ( e) it shall be assignable by Landlord to its successors, assigns and mortgagees and by any successive beneficiaries thereof at no cost to transferor or transferee (Tenant agreeing to pay such charges in connection with any transfer of the Letter of Credit), and shall expressly permit multiple assignments; and reasonable discretion. (f) it shall be in such form as shall be acceptable to Landlord in its An "Eligible Bank" shall mean a commercial or savings bank organized under the laws of the United States or any state thereof or the District of Columbia and having total assets in excess of $1,000,000,000.00, and reasonably determined by Landlord to have the ability to secure Tenant's obligations under the Lease by demonstrating to Landlord its financial fitness, such determination to include but not be limited to the demonstration that such financial institution has a rating of not less than BBB or its equivalent by Standard and Poors Corporation and subject to a Thompson Watch Rating of C 6

DocuSign Envelope ID: 2C 1 DF43F-4E69-491 F-A04C-52B8BCOA7 AOB or better. Tenant, at its expense, shall cause the issuing bank to provide Landlord's mortgage lender with a written acknowledgment which evidences its consent to Landlord's collateral assignment of the proceeds of the Letter of Credit and acknowledgment of the security interest of such mortgage lender therein within seven (7) business days following the request of Landlord or Landlord's mortgagee therefor. 4.6.3 Substitute Letter of Credit. Tenant shall deliver to Landlord a substitute Letter of Credit that satisfies the requirements for a Letter of Credit stated in Section 4.6.2 for the applicable period not later than ten (10) business days following delivery of a non-renewal notice by the Letter of Credit issuer with respect to the Letter of Credit issued to Landlord or 45 days prior to the scheduled expiration of the Letter of Credit, whichever first occurs (such date, the "Re-Delivery Deadline"). If Tenant fails to deliver the substitute Letter of Credit within such 1 O day period, Landlord shall have the right to draw the Letter of Credit and receive the proceeds as a cash Security Deposit. Tenant agrees that notwithstanding any provision of this Lease to the contrary, its failure to furnish Landlord with the required Security Deposit in the form of a substitute Letter of Credit in compliance with the requirements for the initial Letter of Credit prior to the Re-Delivery Deadline shall not be subject to any rights of notice or cure under this Lease. 4.6.4 Landlord's Rights Upon Default. Upon the occurrence of any of the Events of Default described in Article 13 hereof, in addition to any other rights or remedies available to Landlord under this Lease, Landlord shall have the right to present the Letter of Credit for payment by the issuing bank and the proceeds thereof shall be due and payable to Landlord in accordance with the terms hereof and the Letter of Credit. Tenant agrees that Landlord may, without waiving any of Landlord's other rights and remedies under this Lease upon the occurrence of any of the Events of Default, apply the Security Deposit to remedy any failure by Tenant to perform any of the terms, covenants or conditions to be performed by Tenant under this Lease and to compensate Landlord for any damages incurred as a result of any such default. If Landlord uses any portion of the Security Deposit to cure any Event of Default by Tenant hereunder, Tenant shall forthwith replenish the Security Deposit to the original amount within ten (10) business days following written notice from Landlord in the manner directed by Landlord in such notice (which may be in the form of a new or amended Letter of Credit). If Tenant fails to restore the full amount of the Security Deposit within such 10-business-day period, then the amount of such deficiency shall be subject to the charges described in Section 4.5. During any period that Landlord is holding the Security Deposit in the form of cash, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit. 4.6.5 Letter of Credit Reduction. Upon the last day of the twenty-fourth (24th ) full calendar month of the Term, provided and on condition that: (i) Tenant is not then, nor at the time of delivering the Reduction Request (as defined below), in default of a monetary obligation or a material non-monetary obligation under the terms of this Lease, (ii) Landlord has not applied the Letter of Credit, or any portion thereof, as permitted hereunder, whether or not Tenant has restored the amount so applied by Landlord, and (iii) Tenant has not been in default beyond any applicable notice and grace period under the Lease at any time during the Term, Tenant may give written notice to Landlord requesting that the Letter of Credit be reduced to an amount equal to Twenty-Six Thousand Three Hundred Ninety-Five Dollars and 48/100 ($26,395.48) (the "Reduction Request") and, provided that the aforesaid conditions have been met, Landlord shall promptly thereafter notify the issuer of the Letter of Credit that the Letter of Credit may be so 7 reduced. If Tenant has satisfied the applicable reduction conditions herein, the reduction in the Letter of Credit shall be accomplished by a Substitute Letter of Credit in the reduced amount, or an amendment to the Letter of Credit reducing it to the reduced amount in form satisfying the requirements of this Section 4.6. 4.6.6 Sale of Building. In the event of a sale or other transfer of the Building (or Landlord's interest therein), Landlord shall have the right to transfer the balance of the Security Deposit to the new owner or to transferee. Upon any such transfer and receipt from the successor landlord that it has received the Security Deposit and assumes all of Landlord's obligations under this Lease, Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit; and Tenant agrees to look to the new landlord for the return of such Security Deposit. If Tenant is not in default hereunder at the end of the Term, Landlord will, within sixty (60) days after the expiration or earlier termination of the Lease, return the Security Deposit, or so much as has not been applied by Landlord, to Tenant or the last permitted assignee of Tenant's interest hereunder at the expiration of the Term. 4.6. 7 Substitute Security Deposit. If Tenant is unable to deliver to Landlord the Letter of Credit required by this Section on the Effective Date, then Tenant shall deposit with Landlord, on the Effective Date, Thirty-Eight Thousand One Hundred Seventy-One Dollars and 54/100 ($38,171.54) as the Security Deposit under this Lease ("Substitute Security Deposit") and Landlord shall accept such Substitute Security Deposit in lieu of the Letter of Credit so long as Tenant uses commercially reasonable efforts to obtain the Letter of Credit required by this Section, and within any event provides such Letter of Credit within sixty (60) days of the Effective Date. Upon Landlord's receipt of the Letter of Credit required by this Section, Landlord shall return the Substitute Security Deposit, less any amounts used in accordance with this Section, to Tenant within thirty (30) days. 4.7 Independence of Covenants. Landlord's and Tenant's covenants herein are independent and, without limiting the generality of the foregoing, Tenant acknowledges that its covenant to pay Annual Base Rent and Additional Rent hereunder is independent of Landlord's obligations hereunder, and that in the event that Tenant shall have a claim against Landlord, Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any Annual Base Rent or Additional Rent due hereunder, it being understood that Tenant's sole remedy for recovering upon such claim shall be to bring an independent legal action against Landlord. As such, Tenant's obligation so to pay Rent under the Lease shall be absolute, unconditional, and independent and shall not be discharged or otherwise affected by any law or regulation now or hereafter applicable to the Premises, or any other restriction on Tenant's use, or, except as expressly provided in the Lease, any casualty or taking, or any failure by Landlord to perform or other occurrence; and Tenant waives all rights now or hereafter existing to terminate, quit or surrender this Lease or the Premises or any part thereof, or to assert any defense in the nature of constructive eviction to any action seeking to recover Rent. ARTICLE 5. ADDITIONAL RENT FOR ESCALATIONS IN REAL ESTATE TAXES AND OPERATING EXPENSES 5.1 Definitions. Annual Base Rent does not anticipate any increase in the amount of taxes on the Property, or in the cost of the operation and maintenance thereof. In order that the rent payable hereunder shall reflect any such increases, Tenant agrees to pay as Additional Rent, an amount calculated as hereinafter set forth. For purposes of this Article 5, the following definitions shall apply: 8

"Tax Year": The fiscal year of the City of Newton (July 1 June 30) or other applicable governmental authority for real estate tax purposes or such other twelve (12) month period as may be duly adopted in place thereof. "Base Tax Year": Calendar year 2024 (i.e., which includes a portion of the Tax Year which ended on June 30, 2024 and a portion of the Tax Year which began on July 1, 2024). "Base Taxes": The amount of Taxes assessed with respect to the Property for the Base Tax Year, giving full effect to a revaluation. "Tax Increases": Attributable to a Tax Year, shall mean the excess, if any, of the Taxes paid or incurred during such Tax Year over the Base Taxes. "Taxes": All taxes, assessments and charges of every kind and nature levied, assessed or imposed at any time by any governmental authority upon or against the Property or any improvements, fixtures and equipment of Landlord used in the operation thereof whether such taxes and assessments are general or special, ordinary or extraordinary, foreseen or unforeseen in respect of each Tax Year falling wholly or partially within the Term. Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees or assessments for all governmental services or purported benefits to the Property, service payments in lieu of taxes, all business privilege taxes, business improvement district charges, and any tax, fee or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the Commonwealth of Massachusetts, or any political subdivision, public corporation, district or other political or public entity, including legal fees, experts' and other witnesses' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Taxes. Taxes shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Taxes (including, without limitation, any municipal income tax) and any license fees, tax measured or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building, whether or not now customary or in the contemplation of the parties on the date of this Lease. Taxes shall not include: (a) franchise, transfer, gift, capital stock, estate, succession and inheritance taxes, and federal, state and municipal income taxes measured by the net income of Landlord from all sources, unless due to a change in the method of taxation such tax is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other Tax that would constitute a Tax; or (b) penalties or interest for late payment of Taxes. "Base Expense Year": The calendar year 2023. "Expense Year": The first and full calendar year following the Base Expense Year and each calendar year thereafter. "Base Expenses": The Operating Expenses for the Base Expense Year equitably adjusted to the amount such Operating Expenses would have been if one hundred percent ( 100%) of the rentable area in the Building had been occupied during the Base Expense Year if there is less than one hundred percent (100%) occupancy in the Base Expense Year. Only those component expenses that are affected by variation in occupancy levels shall be "grossed-up". For purposes of determining Tenant's 9

Share of Expense Increases, the Base 1..:,,,,,1J"'11"'"'" shall be deemed to have been incurred by Landlord during the Base 1...,/"-UvJL!.:>v Year, "Expense Increases": Attributable to an Expense Year, shall mean the excess, if any, of the Operating Expenses paid or incurred during such Expense Year equitably adjusted, if less than one hundred percent (100%) occupancy, to the amount such Operating Expenses would have been if one hundred percent (100%) of the rentable area in the Building had been occupied during the Expense Year over the Base Expenses, Only those component expenses that are affected by variation in occupancy levels shall be "grossed-up". "Operating Expenses": All costs and expenses (and taxes, if any, thereon) paid or incurred on behalf of Landlord (whether directly or through independent contractors) in connection with the ownership, management, operation, maintenance and repair of the Building and Common Areas (including any sales or other taxes thereon) during the Term as a first-class office building, including, without limitation: (a) supplies, materials and equipment purchased or rented, total wage and salary costs paid to, and all contract payments made on account of, all persons to the extent engaged in the operation, maintenance, security, cleaning and repair of the Property at or below the level of building manager (including the amount of any taxes, social security unemployment insurance contributions, union benefits) and any on-site employees of Landlord's property management agent. (b) the building systems, including heating, ventilating, air conditioning, plumbing, electrical, mechanical, sewer, fire detection, sprinkler, life safety and security systems, telecommunications facilities, elevators and escalators, tenant directories, emergency generator, and other equipment used in common by, or for the benefit of, occupants of the Building including such repairs and replacements as may be necessary to maintain the same in proper working order and in compliance with all applicable laws and industry performance standards; ( c) charges of contractors for services and facilities otherwise includable in Operating Expenses, including security, trash removal, cleaning, janitorial, window washing, snow and ice removal, exterior and interior landscaping, the maintenance and repair of the parking facilities, roadways and light poles; but excluding any such services or facilities used exclusively by other tenants of the Building within their leased space to which Tenant has no right to use; ( d) the cost of utility services for the Property, including, without limitation, water, sanitary sewer, electricity, fuel oil, steam, chilled water; but excluding (i) electricity supplied to the Premises and billed to Tenant pursuant to Section 6.1, (ii) electricity used by other tenants of the Building within their leased space and billed directly to such tenants, and (iii) gas for the Property billed to tenants of the Building, including to Tenant pursuant to Section 6.1; (e) the premiums for fire, extended coverage, loss of rents, boiler, machinery, sprinkler, public liability, property damage, earthquake, flood, and other insurance relative to the Property and the operation and maintenance thereof and unreimbursed costs incurred by Landlord that are subject to an insurance deductible; IO

(f) the cost of capital items incurred with respect to the ownership, operation, maintenance and repair of the Property for repairs, alterations, installations, improvements and additions amortized over the reasonable life of the capital items as determined in the reasonable judgment of Landlord's accountant in accordance with generally accepted accounting principles together with interest at the greater of twelve percent (12%) per annum or Landlord's borrowing rate for such capital items on the unamortized balance of the cost of the capital item and the installation thereof that are made to the Property by Landlord in order to: (i) maintain the Building and Building systems in proper working order and in compliance with applicable laws and performance standards, (ii) reduce ( or avoid an increase in) operation or maintenance expenses with respect to the Property, (iii) comply with laws, regulations or orders of any governmental or quasi-governmental authority, agency or department which were enacted or became effective after the date hereof, or (iv) comply with the requirements of Landlord's insurers; (g) office costs of administration, including phone charges and reasonable costs for necessary travel within Massachusetts (in each case to the extent related to the performance of services included in Operating Expenses); legal and accounting fees and other expenses of maintaining and auditing Property accounting records and preparing Landlord's Statements; and (h) fees for management services whether rendered by Landlord (or affiliate) or a third-party property manager in an amount not to exceed the rate of four percent ( 4% ) of Rents charged to Building tenants. Operating Expenses shall not include: (1) utility expenses that are paid directly by any individual tenant in the Building; (2) any expense for which Landlord is reimbursed by a specific tenant by reason of a special agreement or requirement of the occupancy of the Building by such tenant ( other than as an inclusion in Operating Expenses); (3) expenses for services provided by Landlord for the exclusive benefit of a given tenant or tenants for which Landlord is directly reimbursed by such tenant or tenants; (4) all costs, fees and disbursements relating to activities for the solicitation, negotiation and execution of leases for space in the Building (including but not limited to advertising costs, leasing commissions and attorneys' fees therefor); (5) the costs of alterations to, or the decorating or the redecorating of, space in the Building leased to other tenants; (6) except as stated in subparagraph (h) of the definition of Operating Expenses, the costs associated with the operation of the business of the ownership or entity which constitutes "Landlord", including costs of selling, syndicating, financing or mortgaging any of Landlord's interest in the Property; (7) rentals payable under any ground or underlying lease, if any; (8) depreciation, interest and principal payments on mortgages and other debt costs, if any ( except as expressly set forth above; (9) repairs or other work required due to fire or other casualty to the extent of insurance proceeds actually received by Landlord; (JO) capital expenses for capital improvements that are not included in the definition of "Operating Expenses"; (11) payments to affiliates of Landlord ( excluding property management fees) but only to the extent that they exceed market charges and (12) costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building, Landlord's gross negligence or willful misconduct, or Landlord's indemnification of any tenant of the Building pursuant to the provisions of such tenant's lease. "Tenant's Share": Tenant's Share shall be a fraction, the numerator of which shall be the rentable area of the Premises and the denominator of which shall be the rentable area of the Building. On the Commencement Date, the Tenant's Share is four and one hundred seventy-nine thousandths 11 percent (4.179%). The Tenant's Share shall be recalculated from time to time in the event that there shall be a change in the rentable area of either the Premises or the Building. "Landlord's Statement": An instrument containing a computation of any Additional Rent due pursuant to the provisions of this Article 5. 5.2 Payment of Taxes. Tenant shall pay, as Additional Rent, Tenant's Share of all Taxes payable in respect of any Tax Year falling wholly or partially within the Term, to the extent that Taxes for any such period shall exceed the Base Taxes (which payment shall be adjusted by proration with respect to any partial Tax Year); provided, however, Tenant shall not be responsible for making such payment during the first Lease Year. Within thirty (30) days after the issuance by the City of Newton or other applicable governmental authority of the bill for Taxes, Landlord shall submit to Tenant a copy of such bill, together with Landlord's Statement and Tenant shall pay the Additional Rent set forth on such Landlord's Statement (less the amount of estimated payments paid by Tenant on account thereof) as set forth herein. Landlord, at its option, may require Tenant to make monthly payments on account of Tenant's Share of Tax Increases for Tax Years following the Base Tax Year. The monthly payments shall be one-twelfth (I/12th) of the amount of Tenant's Share of Tax Increases and shall be payable on or before the first day of each month during the Term, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant; provided that Landlord shall have the right initially to determine such monthly estimates and to revise such estimates from time to time. 5.3 Payment of Operating Expenses. Tenant shall pay to Landlord, as Additional Rent, Tenant's Share of all Operating Expenses in respect of each Expense Year to the extent Operating Expenses for each such Expense Year shall exceed Base Expenses; provided, however, Tenant shall not be responsible for making such payment during the first Lease Year. Tenant shall pay a sum equal to one-twelfth (1/12) of the amount of Tenant's Share of Expense Increases for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant; provided that Landlord shall have the right initially to determine such monthly estimates and to revise such estimates from time to time. Within one hundred eighty (180) days after the expiration of the Base Expense Year and each Expense Year, Landlord shall prepare and furnish Tenant with Landlord's Statement showing the Base Expenses or the Operating Expenses incurred during such Expense Year. Within thirty (30) days after receipt of Landlord's Statement for any Expense Year setting forth Tenant's Share of any Expense Increase attributable to such Expense Year, Tenant shall pay Tenant's Share of such Expense Increase (less the amount of estimated payments paid by Tenant on account thereof) to Landlord as Additional Rent. If Landlord's statement shows that the estimated Operating Expenses paid by Tenant exceed the actual amount of Tenant's Share of any Expense Increase for such Expense Year, Landlord shall, at Landlord's election, either (i) reimburse Tenant for the amount so overpaid by Tenant within thirty (30) days after the issuance of Landlord's Statement, or (ii) credit such amount against Tenant's estimated payments of Operating Expenses next coming due (except at the end of the Term, in which cause alternative (i) shall be implemented). Notwithstanding the provisions of this Article 5 to the contrary, Landlord may elect to allocate Operating Expenses separately among tenants with different use categories in the Building from time to time based on such factors as the Landlord reasonably determines (rather than on a proportionate basis based on square feet). 5.4 Landlord's Statements. 5.4.1 Landlord's Statements. Landlord will deliver Landlord's Statements to Tenant during the Term and within one hundred eighty (180) days after the expiration of the Base Expense Year and each Expense Year. Landlord's delay or failure to render Landlord's Statement 12 with respect to the Base Expense Year, any Expense Year or any Tax Year beyond a date specified herein shall not prejudice Landlord's right to render a Landlord's Statement with respect to that or any subsequent Expense Year or subsequent Tax Year. The obligations of Landlord and Tenant under the provisions of this Article with respect to any Additional Rent incurred during the Term shall survive the expiration or any sooner termination of the Term. If Landlord fails to give Tenant a statement of projected Operating Expenses prior to the commencement of any Expense Year, Tenant shall continue to pay Operating Expenses m accordance with the previous statement, until Tenant receives a new statement from Landlord. 5.4.2 Tenant Inspection Rights. During the sixty (60)-day period after receipt of any Landlord's Statement (the "Review Period"), Tenant may inspect and audit Landlord's records relevant to the cost and expense items reflected in such Landlord's Statement (a "Tenant Audit") at a reasonable time mutually agreeable to Landlord and Tenant during Landlord's usual business hours at the office of Landlord's property manager. Each Landlord's Statement shall be conclusive and binding upon Tenant unless within sixty (60) days after receipt of such Landlord's Statement Tenant shall notify Landlord that it disputes the correctness of Landlord's Statement, specifying the respects in which Landlord's Statement is claimed to be incorrect. Tenant's right to conduct any Tenant Audit shall be conditioned upon the following: (a) no Event of Default shall be ongoing at the time that Tenant seeks to conduct the Tenant Audit; (b) all Tenant Audits shall be conducted by a certified public accountant licensed to practice in the Commonwealth of Massachusetts and in no event shall any Tenant Audit be performed by a firm retained on a "contingency fee" basis; (c) the Tenant Audit shall be concluded no later than thirty (30) days after the end of the Review Period; ( d) any Tenant Audit shall not umeasonably interfere with the conduct of Landlord's business; (e) Tenant and its accounting firm shall treat any information gained in the course of any Tenant Audit in a confidential manner and shall each execute Landlord's confidentiality agreement for Landlord's benefit prior to commencing any Tenant Audit; (f) Tenant's accounting firm's audit report shall, at no charge to Landlord, be submitted in draft form for Landlord's review and comment before the final approved audit report is delivered to Landlord, and Landlord shall have the right to point out errors or make suggestions with respect to such audit report, and any appropriate comments or clarifications by Landlord which are accepted by Tenant's auditor shall be incorporated into the final audit report, it being the intention of the parties that Landlord's right to review is intended to prevent errors and avoid the dispute resolution mechanism set forth below and not to unduly influence Tenant's auditor in the preparation of the final audit report; (g) Tenant shall only be able to conduct one (1) Tenant Audit during the Term; and (h) the Tenant Audit shall be conducted by Tenant at its sole cost and expense unless the results of such Tenant Audit show that Landlord's Statement overstated the amount of Operating Expenses owed by Tenant for the relevant billing period by more than five percent (5%) in which case Landlord shall be responsible for payment of such reasonable, out-of pocket costs and expenses related to the Tenant Audit. If Tenant makes a timely exception within the Review Period, Tenant shall nonetheless pay the amount shown on the Landlord's Statement in the manner prescribed in this Lease, without any prejudice to such exception, and any overpayments identified during any Tenant Audit, if any, shall be applied as a credit against the amount of Additional Rent owed by Tenant immediately following the Tenant Audit. 5 .5 Adjustments. If the actual amount of Tenant's Share of the Expense Increases for any Expense Year or Tenant's Share of Tax Increases for any Tax Year exceeds the estimated amount thereof paid by Tenant for such Expense Year or Tax Year, then Tenant shall pay to Landlord the difference between the estimated amount paid by Tenant and the actual amount of such Additional Rent payable by Tenant. This Additional Rent payment shall be due and payable within thirty (30) days following 13 delivery of Landlord's Statement. If the total amount of estimated payments made by Tenant in respect of Tenant's Share of Expense Increases for such Expense Year or Tenant's Share of Tax Increases for any Tax Year shall exceed the actual amount of such Additional Rent payable by Tenant, then such excess amount shall be credited against the monthly installments of Additional Rent due and payable from Tenant to Landlord hereunder for such Additional Rent until such amount shall have been refunded in full to Tenant. Any excess payments made by Tenant during the Term that have not been so applied and are outstanding at the end of the Term shall be paid to Tenant promptly following delivery of Landlord's Statement for the final Expense Year and final Tax Year, as applicable. Even though the Term has expired and Tenant has vacated the Premises, when final determination is made of Tenant's Share of Expense Increases or Tax Increases for the year in which this Lease terminates, Tenant shall pay any increase due over the estimated Expense Increases or Tax Increases paid within thirty (30) days after Landlord's delivery of Landlord's Statement thereof. ARTICLE 6. SERVICES AND UTILITIES 6.1 Electricity and Gas. From and after the Commencement Date, Tenant agrees to pay, or cause to be paid, all charges for electricity consumed in the Premises ( or by any special facilities serving the Premises) and gas consumed in the Premises and Building as hereinafter set forth. Tenant will comply with all contracts relating to any such services to the extent Landlord provides the same to Tenant and such contracts are on commercially reasonable terms. Landlord shall have the right to select the utility providers. 6.1.1 Electricity. Landlord represents that all electricity to all tenant premises in the Building is either submetered or check-metered as of the date of this Lease. Tenant's charges for electricity shall be based upon Tenant's actual usage as determined by Landlord's reading of check- or submeters serving the Premises. Landlord will invoice Tenant in arrears each month, which Tenant shall pay within thirty (30) days of demand. Landlord shall provide Tenant with a statement showing Tenant's actual usage of electricity based on the reading of Tenant's check-meters no less often than quarterly. If submeters or check-meters for Tenant electricity are not operational from time to time due to reasons beyond the Landlord's reasonable control (and provided that Landlord is diligently proceeding to repair such meters to good operating condition), such usage and billing shall be based upon the reasonable estimate of Landlord's consulting engineer, based on prior usage data. If Tenant is directed by Landlord to make payments directly to the utility company for separately metered electricity, then Tenant shall contract directly for electricity and shall pay all bills for such electricity service as and when due. Tenant shall pay all costs associated with maintenance and repair of the submeter, check-meter and related equipment serving the Premises. 6.1.2 Gas. Tenant shall pay to Landlord, as Additional Rent, Tenant's Share of gas usage of the Building, commencing on the Commencement Date. Landlord reserves the right to make reasonable adjustments to such allocation in the event Landlord deems such adjustments equitable based on the usage of Tenant or other tenants served by such utilities. Landlord will invoice Tenant in arrears each month, which Tenant shall pay within thirty (30) days of demand. 6.2 Services. Landlord shall provide the following services to the Building and Premises: 14

(a) Janitor services in and about the Premises in accordance with the cleaning specifications set forth in Exhibit D, Saturdays, Sundays and union and state and federal government holidays (the "Holidays") excepted. Tenant shall not provide any janitor service without Landlord's written consent. If Landlord's consent is given, such janitor services shall be subject to Landlord's supervision and control, but shall be performed at Tenant's sole cost and responsibility. (b) Heat and air-conditioning as required to maintain comfortable temperature ( excluding specialized temperature and humidity control for computers, printers and other equipment) daily from 7:00 a.m. to 6:00 p.m. Monday through Friday, Saturdays from 9:00 a.m. to 1 :00 p.m. ("Normal Business Hours"), the remainder of Saturdays, Sundays and Holidays excepted, consistent with such service typical of first class comparable buildings in Newton, Massachusetts. ( c) Hot and cold running water for cleaning, landscaping, grounds maintenance, fire protection, drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord or by Tenant with Landlord's written consent. If Tenant's water use increases beyond customary office user levels, Landlord shall have the right to install a water meter at Tenant's expense and to charge Tenant as Additional Rent for its water consumption in the Premises in accordance with readings from such meter. ( d) Maintenance of the Common Areas so that they are clean and free from accumulations of snow, debris, rubbish and garbage. (e) Access by Tenant to the Premises twenty-four (24) hours per day, seven (7) days per week, fifty-two (52) weeks per year, subject to the operation of Landlord's computerized access system at the Building's entrances and to Landlord's Rules and Regulations. Overtime HVAC and other services shall be available as provided in Section 6.2 hereof. (f) Pest removal services comparable to similar first class buildings in the Newton submarket. Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described herein, subject to the conditions and in accordance with the standards set forth herein. Landlord's failure to furnish any of such services when such failure is caused by accidents, the making of repairs, alterations or improvements, labor difficulties, difficulty in obtaining adequate supply of fuel, electricity, steam, water or other service or supplies from the sources from which they are usually obtained for the Building, or governmental constraints or any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. In the event of any failure, stoppage, or interruption thereof, Landlord shall diligently attempt to resume service promptly. In the event such failure, stoppage or interruption is for an Essential Service (as hereinafter defined), was caused by Landlord, or causes within Landlord's reasonable control, and is not restored, provided that Tenant (i) notified Landlord of its inability to so operate, and (ii) is unable to, and does not actually, operate or utilize the Premises for the Permitted Use for five (5) consecutive days following notice from Tenant, Rent shall abate thereafter until such time as the Essential Service is restored. For purposes of this Section 6.1, "Essential Services" shall mean the provision of (a) water and sanitary sewer required to be provided to the Premises by Landlord under this Lease, and/or (b) electricity required to be provided to the Premises by Landlord under this Lease. The foregoing Rent abatement shall be the sole and exclusive remedy of Tenant on account of such 15 interruption or lack of service and Landlord shall have no further liabilities or obligations to Tenant on account thereof. 6.3 Additional Services. Landlord shall impose reasonable charges and may establish reasonable rules and regulations for the following: (a) the use of any heating, air-conditioning, ventilation, electric current or other utility services or equipment by Tenant after Normal Business Hours ("Overtime HV AC"); (b) the use or consumption of any other building services, supplies or utilities after Normal Business Hours and any unanticipated, additional costs incurred by Landlord to operate the Building after Normal Business Hours as a result thereof; (c) additional or unusual janitorial services required because of any non-building standard improvements in the Premises, the carelessness of Tenant, the nature of Tenant's business (including the operation of Tenant's business after Normal Business Hours); and (d) the removal of any refuse and rubbish from the Premises except for discarded material placed in wastepaper baskets and left for emptying as an incident to Landlord's normal cleaning of the Premises in accordance with Exhibit C. The expense charged by Landlord to Tenant for any Overtime HVAC shall be based on Landlord's actual cost for such utility services as charged to Landlord by the utility companies providing such services. This amount shall constitute Additional Rent and shall be payable in accordance with Section 4.4. 6.4 Excessive Current. 6.4.1 Prohibited Activities. Tenant shall comply with the conditions of occupancy and connected electrical load reasonably established by Landlord for the Building and Tenant shall not use utilities or other services in excess of the services described above in Section 6.1 or in a manner which materially exceeds or interferes with any Building systems or service equipment or Landlord's ability to provide services to other tenants in the Building. Tenant shall not, without Landlord's prior consent in each instance, connect air conditioning equipment, computers ( excluding personal/office computers and printers and office copiers and facsimile machines), major appliances (excluding coffee makers, microwave ovens and other similar food preparation appliances) or heavy duty equipment ("High Usage Equipment") to the Building's electrical system. Tenant covenants that at no time shall the use of electrical energy in the Premises intentionally exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not, without prior consent of Landlord in each instance, make or perform, or permit the making or performing of, any alteration to wiring installations or other electrical facilities in or serving the Premises or any additions to the electrical fixtures, machines, equipment or other appliances in the Premises which utilize electrical energy. 6.4.2 Landlord's Right to Survey Usage. Landlord may survey Tenant's use of services from time to time. Tenant shall pay Landlord all costs arising out of any excess use or other connection of High Usage Equipment, including the cost of all repairs and alterations to the Building's mechanical and electrical systems (including the installation of meters) and the cost of additional electricity made available to Tenant, if any. Such costs shall constitute Additional Rent and Tenant shall pay such costs pursuant to Section 4.4. 6.5 Maintenance of Common Areas. The manner in which the Common Areas are maintained and operated and the expenditures therefor shall be at the sole discretion of Landlord and in accordance with the standards of comparable buildings in Newton, Massachusetts. Landlord reserves the right from time to time to (a) make changes in the shape, size, location and appearance of the land and improvements which constitute the Common Areas, provided that Landlord shall not materially impair the Tenant's ability to operate its business, except temporary impairments required by said changes; (b) 16 make such improvements, alterations and repairs to the Common Areas as may be required by governmental authorities or by utility companies servicing the Building; (c) construct, maintain and operate lighting and other facilities on all said areas and improvements; ( d) grant exclusive parking rights to Building tenants; and (e) to add or remove improvements and facilities to or from the Common Areas. The use of the Common Areas shall be subject to such reasonable regulations and changes therein as Landlord shall make from time to time, including (but not by way of limitation) the right to close from time to time, if necessary, all or any portion of the Common Areas to such extent as may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the accrual of rights of any person or of the public therein; provided, however, Landlord shall do so at such times and in such manner as shall minimize any disruption to Tenant to the extent rea-,onably possible. 6.6 Access to Premises. 6.6.1 Landlord's Right of Entry. Landlord shall have the right to enter the Premises without abatement of Rent at all reasonable times upon at least twenty-four (24) hours prior notice to Tenant (except in emergencies when no advance notice shall be required), (a) to supply any service to be provided by Landlord to Tenant hereunder, (b) to show the Premises to Landlord's Mortgagee and to prospective purchasers, mortgagees and tenants, (c) to inspect, alter, improve or repair the Premises and any portion of the Building, and (d) to introduce conduits, pipes and ducts to and through the Premises, provided that in exercising any such right, Landlord will cause all such conduits, risers, pipes and ducts to be placed above dropped ceilings, within walls, or below floors or in closets, to the extent reasonably practicable. In conducting any such activities, Landlord shall use reasonable efforts not to disrupt the conduct of Tenant's business operations. 6.6.2 Tenant's Keys. For each of the purposes stated above in this Section 6.5, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, or special security areas, and Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises. ARTICLE 7. CONDUCT OF BUSINESS BY TE:NANT 7.1 Permitted Gse. The Premises shall be used and occupied for general office purposes only (the "Permitted Use"). Tenant shall not use or occupy, or permit the use or occupancy of, the Premises or any part thereof for any use other than the Permitted Use specifically set forth above or in any illegal manner, or in any manner that, in Landlord's judgment, would materially adversely affect or interfere with any services required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, or with the proper and economical rendition of any such service, or with the use and enjoyment of any part of the Building by any other tenant or occupant. In no event shall the Permitted Use include any governmental, medical, clinical, retail and/or laboratory uses. Tenant agrees that it will not exceed the maximum floor bearing capacity for the Premises. 7.2 Tenant's Personal Property. Tenant shall be responsible for any ad valorem taxes on its personal property (whether owned or leased) and on the value of its leasehold improvements in the Premises (which are in excess of building standard improvements), and if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the impositions to such improvements and charge Tenant for the same as Additional Rent. 17

7.3 Compliance with Laws. 7.3.1 Tenant's Compliance Obligations. Tenant, at Tenant's expense, shall comply promptly with the laws, ordinances, rules, regulations and orders of all governmental authorities in effect from time to time during the Term including, without limitation, the Americans with Disabilities Act ("ADA"), and all applicable federal, state and municipal building, zoning, fire, health, safety and environmental laws (the "Applicable Laws") that shall impose any duty on Tenant with respect to the Premises or the use, occupancy or operation thereof. Tenant will obtain and maintain in full force and effect any and all licenses and permits necessary for its use. Tenant shall make any Alterations in or to the Premises in order to comply with the foregoing, which are necessitated or occasioned, in whole or in part by the use or occupancy or manner of use, occupancy or operation of the Premises by Tenant or any of its officers, employees, agents, contactors, invitees, licensees or subtenants (the "Tenant Parties"). Notwithstanding the foregoing, Tenant shall not be obligated to make changes, upgrades, or Alterations to the Premises or the Building in order to comply with such Applicable Laws unless the need for such repairs or alterations arises from (i) the specific and particular manner and nature of Tenant's use or occupancy of the Premises, as distinguished from general office use, or (ii) any Alterations made by or on behalf of Tenant or any occupant of the Premises but only if and to the extent that such Alterations are not of a nature customarily performed by general office tenants in comparable buildings. Tenant acknowledges the Premises are located on the second floor of the Building, and access to the Premises is non-conforming with the ADA. However, because the Building was constructed prior to the applicability of the ADA, such access is legally non conforming. If a legal proceeding is brought against either Landlord or Tenant regarding ADA access to the Premises, then Landlord shall endeavor to provide an acceptable ADA accommodation for access to the Premises. If Landlord shall determine in its sole discretion that such an accommodation is not feasible, then Landlord shall deliver notice to Tenant so stating, and either party shall have the option to terminate the Lease effective as of the last day of a calendar month (the "Termination Date") by providing at least thirty (30) days prior written notice to the other party. In the event that either party exercises such termination option, the term of the Lease shall expire as of the Termination Date as fully and completely as if such date were the date originally fixed in the Lease for the expiration of the term of the Lease. 7.3.2 Landlord's Compliance Obligations. Landlord shall comply with all Applicable Laws in effect from time to time during the Term that shall impose any duty on Landlord with respect to the Common Areas of the Building, excluding any matters that are Tenant's responsibility under this Lease or the responsibility of other tenants of the Building. Notwithstanding anything to the contrary contained herein, Tenant shall be responsible for legal compliance, including the requirements of the ADA, with respect to (a) any and all requirements on account of Tenant's use of, or operations in, the Premises, and (b) all Alterations designed or constructed by Tenant or its contractors or agents. 7.4 Landlord's Rules and Regulations. Tenant shall observe and comply with the rules and regulations attached to this Lease as Exhibit D, and all reasonable modifications thereof and reasonable additions thereto from time to time put into effect by Landlord (the "Rules and Regulations"). Tenant shall not use or permit the use of the Premises in any manner that will create waste or a nuisance, or which shall tend to umeasonably disturb other tenants of the Building. 7.5 No Liens. Tenant shall keep the Premises and Property free from any liens or encumbrances arising out of any work performed, material furnished or obligations incurred by or for 18

Tenant or any person or entity claiming through or under Tenant. Any claim to, or lien upon, the Premises or the Building arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Premises and the Property. If any mechanics' or other lien shall be filed against the Premises or the Property purporting to be for labor or material furnished or to be furnished at the request of the Tenant, then Tenant shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within thirty (30) days after the filing thereof.

7.6 **Hazardous Substances**.

7.6.1 Prohibition on Use; Remediation. Tenant shall not generate, store (except customary cleaning supplies maintained in small quantities and in a manner consistent with reasonable commercial office practices if stored, used and disposed of, in accordance with all Applicable Laws and the fire protection requirements of any Building insurers), dispose of or release, or permit the storage, use, disposal or release of, any "**Hazardous Substances**" (as defined below), in, above, on or under the Premises or the Property. Tenant shall remove, clean-up and remediate any Hazardous Substance on the Premises in accordance with Applicable Laws, provided that the presence of such Hazardous Substance resulted from the action or inaction of Tenant, or any of its officers, employees, agents, contractors, invitees, licensees or subtenants (the "**Tenant Parties**"); provided, however, Landlord reserves the right to notify Tenant that it will conduct the remediation and, in such case, Landlord shall remediate such condition and Tenant shall reimburse Landlord for all costs and expenses upon written demand of Landlord.

7.6.2 Hazardous Substances. As used in this Lease, the term "**Hazardous Substances**" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, hazardous material, hazardous chemical substance or mixture, pollutant or contaminant under the Comprehensive Environmental response Compensation and Liability Act, as amended (42 U.S.C. §9601 et seq.), Hazardous Materials Transportation Act, as amended (49 U.S.C. §1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. §6901 et seq.), Toxic Substances Contract Act, as amended (15 U.S.C. §2601 et seq.), or which is now or hereafter regulated under any Applicable Laws, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product or material, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous.

7.7 **Signs**. Landlord will place (a) directional signage on the first floor of the Building to the Premises identifying Tenant, and (b) signage at the entrance door to the Premises, in each case such signage will be consistent with applicable Building standards promulgated by Landlord from time to time. Tenant shall not place or erect any signs, monuments or other structures in or on the Building or Property. Tenant shall not place any signage on the exterior of the Premises nor on the inside of the Premises which are visible from the exterior of the Premises. Tenant shall pay for all costs to change signage as a result of a change in the name of the business occupying the Premises.

ARTICLE 8. ALTERATIONS AND IMPROVEMENTS

8.1 **Landlord's Obligations**. Landlord will maintain all structural components of the Building, including, without limitation, the roof, foundation, exterior and load-bearing walls (including exterior windows and doors), the structural floor slabs and all other structural elements of the Premises, as

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well as the Common Areas of the Building, in good repair, reasonable wear and use excepted ( except casualty and condemnation which shall be governed by Article 10 and Article 11, respectively). Maintenance and repair expenses caused by Tenant's willful misconduct or negligent acts or omissions shall be paid directly to Landlord by Tenant in accordance with Section 4.4. 8.2 Tenant's Obligations. Tenant shall take good care of the Premises, and at Tenant's cost and expense, shall make all repairs and replacements necessary to preserve the Premises in good working order and in a clean, safe and sanitary condition, and will suffer no waste (reasonable wear and tear and casualty and condemnation excepted). Tenant shall maintain, at its own expense, in good order, condition and repair to Landlord's reasonable satisfaction, all plumbing facilities and electrical fixtures and devices (including replacement of all lamps, starters and ballasts) located within the Premises. Tenant shall repair, at its cost, all deteriorations or damages to the Property occasioned by its negligent acts or omissions or willful misconduct. If Tenant does not commence making such repairs to the Building within five (5) days following notice from Landlord and thereafter diligently pursue such repairs, Landlord may, but need not, make such repairs, and Tenant shall pay the cost thereof as provided in Section 8.7 hereof. 8.3 Tenant's Alterations. 8.3. l Landlord's Consent to Alterations. Tenant shall not make or permit any improvements, installations, alterations or additions ("Alterations") in or to the Premises, the Building or the Property that involve or affect the structural portions of the Premises or the Building or any of the Building's HV AC, mechanical, electrical, telecommunications, cabling, plumbing or other systems or equipment (the "Building Systems") or the interior walls or corridors within the Premises. Tenant may make Alterations to the Premises that do not involve or affect the Building Systems, subject to Landlord's prior written consent. Landlord's prior written consent shall not be required for minor decorations in the Premises for which Tenant provides advance notice to Landlord and which do not exceed $20,000.00 in the aggregate on an annual basis. 8.3.2 Construction Standards. All Alterations permitted by Landlord and made by or on behalf of Tenant shall be made and performed: ( a) by contractors or mechanics approved by Landlord, who shall carry liability insurance of a type and in such amounts as Landlord shall reasonably require, naming Landlord and Tenant as additional insureds, (b) in a good and workmanlike manner, (c) so that same shall be at least equal in quality, value, and utility to the original work or installation and shall be in conformity with Landlord's building standard specifications in effect at such time, (d) in accordance with all Applicable Laws, and (e) pursuant to plans, drawings and specifications ("Tenant's Plans") which have been reviewed and approved by Landlord prior to the commencement of the repairs or replacements and approved by, and filed with, all applicable governmental authorities (the "Construction Standards"). 8.4 Tenant's Property. All trade fixtures, furnishings, equipment and personal property placed in the Premises by Tenant and all computer, telecommunications or other cabling and wiring installed in the Premises or elsewhere in the Building by or for the benefit of Tenant ( collectively, the "Tenant's Property") shall be removed by Tenant at the expiration of the Term. Tenant shall, at its cost and expense, repair any damage to the Premises or the Building caused by such removal. Any of Tenant's Property not removed from the Premises prior to the Expiration Date shall, at Landlord's option, become the property of Landlord. Landlord may remove such Tenant's Property, and Tenant shall pay to 20

Landlord, Landlord's reasonable cost of removal and of any repairs in connection therewith in accordance with Section 4.4 hereof. 8.5 Ownership and Removal. All additions, fixtures and improvements which are not Tenant's Property attached to or installed in or upon the Premises by Tenant or by Landlord shall, at Landlord's election, be Landlord's property and shall remain upon the Premises at the termination of this Lease without compensation or allowance or credit to Tenant. Landlord may require at the Expiration Date, or the sooner date of termination of this Lease, that Tenant, at Tenant's expense, remove any of Tenant's Property or Alterations which have been attached to or installed in the Premises, and if Tenant fails to do so, then Landlord may remove the same and, Tenant shall pay to Landlord the actual cost of such removal and of any repairs for any damage to the Premises or Building in connection therewith. 8.6 Surrender. Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in as good condition as when Tenant took possession, ordinary wear and tear and damage by fire or other casualty excepted, to the extent not the responsibility of Tenant to restore, and otherwise as is required in Article 8. In addition, at such time Tenant shall remove all Hazardous Substances stored, or disposed of, or generated by Tenant in its use or operation of the Premises and all equipment and materials contaminated or affected by such Hazardous Substances in conformity with the Hazardous Substance laws. 8. 7 Tenant's Failure to Maintain. If Landlord gives Tenant written notice of the necessity of any repairs or replacements required to be made under Section 8.2 and Tenant fails to commence diligently to cure the same within twenty (20) days thereafter (except that no notice will be required in case of any emergency repair or replacement necessary to prevent substantial damage or deterioration), Landlord, at its option and in addition to any other remedies, may proceed to make such repairs or replacements and the expenses incurred by Landlord in connection therewith plus ten percent (10%) thereof for Landlord's supervision, shall be due and payable from Tenant in accordance with Section 4.4 hereof, as Additional Rent; provided, Landlord's making any such repairs or replacements shall not be deemed a waiver of Tenant's default in failing to make the same. ARTICLE 9. INSURANCE 9.1 Tenant's Insurance. Tenant, at its own expense, shall provide and keep in force with companies which are rated A/XV or better by A.M. Best Company insurance and licensed in the Commonwealth of Massachusetts: (a) combined single limit commercial general liability insurance insuring against liability for personal injury and property damage, including contractual liability, in the amount of $1,000,000 per occurrence/$2,000,000 annual aggregate limit, with $3,000,000 of excess liability coverage through umbrella insurance (which umbrella coverage shall be on a 'following-form' basis); (b) "Special Form" property insurance, including standard fire and extended coverage insurance, in amounts necessary to provide replacement cost coverage, for Tenant's Property, machinery, electronic data and any Alterations in which Tenant has an insurable property interest, including, without limitation, vandalism and malicious mischief and sprinkler leakage coverage, and "all risk" Builder's Risk insurance, completed value, non-reporting form at any time that Tenant has commenced construction of any leasehold improvements or any Alterations, and at any time any other construction activities are underway at the Premises; (c) plate glass insurance for the Premises (if applicable); (d) Workers' Compensation Insurance in statutory limits as required by applicable law; (e) Employer's Liability Coverage in the amount of $1,000,000 for Each Accident/Disease Policy Limit/Disease Each Employee; and (f) any other insurance reasonably required by Landlord. At Landlord's request, the amounts and kinds of insurance coverages described herein may be reasonably increased or expanded to reflect 21 amounts and coverages then typically being carried for similar business operations m institutionally owned or financed properties. 9.2 Deliverv of Policies. Each such insurance policy shall: (a) be provided in form, substance and amounts (where not above stated) satisfactory to Landlord and to Landlord's Mortgagee; (b) specifically include the liability assumed hereunder by Tenant (provided that the amount of such insurance shall not be construed to limit the liability of Tenant hereunder); (c) shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord; and ( d) provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage (or, if such notice is not available from the insurer, Tenant covenants that it shall provide Landlord with such notice). Tenant shall deliver policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies. All such insurance certificates shall provide that Landlord, its mortgagees, any ground lessors and Landlord's managing agent shall each be named as an additional insured. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor. Tenant's compliance with the provisions of this Article 9 shall in no way limit Tenant's liability under any of the other provisions of this Lease. 9.3 Increased Insurance Risk. Tenant shall not do or permit anything to be done, or keep or permit anything to be kept in the Premises, which would: (a) be in violation of any Applicable Laws, regulation or requirement, (b) invalidate or be in conflict with the provision of any fire or other insurance policies covering the Property or any property located therein, ( c) result in a refusal by fire insurance companies of good standing to insure the Property or any such property in amounts required by Landlord's Mortgagee (as hereinafter defined) or reasonably satisfactory to Landlord, (d) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Premises, or ( e) cause any increase in the fire insurance rates applicable to the Property or property located therein at the beginning of the Term or at any time thereafter. In the event that any use of the Premises by Tenant increases such cost of insurance, Landlord shall give Tenant written notice of such increase and a reasonable opportunity to cure its use to prevent such increase; provided, however, if Tenant fails to do so, Tenant shall pay such increased cost to Landlord in accordance with Section 4.4 hereof. Acceptance of such payment shall not be construed as a consent by Landlord to Tenant's such use, or limit Landlord's remedies under this Lease. 9.4 Indemnity. Tenant shall defend with counsel approved by Landlord, indemnify and hold harmless Landlord, all employees, agents (including without limitation Landlord's property manager), officers, directors, partners, members and shareholders of Landlord, Yiortgagees of the Property and any other party having an interest therein, except to the extent any of the following arise from the gross negligence or willful misconduct of such party, from and against any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from or with respect to (a) any injury to or death of any person or damage to or loss of property in, on or about the Premises or connected with the use, condition or occupancy of any thereof, (b) any breach or violation by Tenant of any of the terms, conditions or provisions of this Lease, (c) any act, omission, fault, misconduct, negligence or violation of applicable laws and regulations by Tenant or any Tenant Parties, (d) any Hazardous Substances or other pollutants brought, generated, stored, used, installed, disposed of, spilled, released, emitted or discharged on, in or from the Premises or the Property, or allowed, permitted or suffered to be brought, generated, stored, used, installed, disposed of, spilled, released, emitted or discharged thereon, therein or therefrom, by 22

Tenant or any Tenant Parties, in violation of Section 7.6 or otherwise, (e) any construction or other work by Tenant on or about the Premises pursuant to Article 8 or otherwise. The provisions of this Section 9.4 shall survive the expiration or earlier termination of this Lease. 9.5 Tenant's Use and Occupancy. Tenant's use and occupancy of the Premises and the Property and use by all Tenant Parties, and all Tenant's and said parties' furnishings, fixtures, equipment, improvements, materials, supplies, inventory, effects and property of every kind, nature and description which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be in, on or about the Premises, shall be at Tenant's and said parties' sole risk and hazard. To the extent permitted pursuant to Applicable Laws, Landlord shall not be liable to Tenant or any other party for injury to or death of any person or damage to or destruction of any property in, on or about the Premises, nor for any interruption in Tenant's use of the Premises or the conduct of its business therein, nor for any other losses, damages, costs, expenses or liabilities whatsoever, including without limitation where caused by fire, water, explosion, collapse, the leakage or bursting of water, steam, or other pipes, any environmental or other condition in, on, or about the Premises, or any other event, occurrence, condition or cause, except, in each case, to the extent caused by the gross negligence or willful misconduct of Landlord or its employees or agents (including, without limitation, Landlord's property manager). It is Tenant's responsibility to maintain insurance against any such loss or casualty. 9.6 Waiver of Subrogation Rights. 9.6. l Mutual Waiver. Notwithstanding anything contained in this Lease to the contrary, Landlord and Tenant hereby agree and hereby waive any and all rights of recovery against each other for loss or damage occurring to the Premises or the Property or any of Landlord's or Tenant's Property contained therein regardless of the cause of such loss or damage to the extent that the loss or damage is covered by the injured party's insurance or the insurance the injured party is required to carry under this Lease, whichever is greater (without regard to any deductible provision in any policy). This waiver does not apply to claims caused by a party's willful misconduct. This waiver also applies to each party's directors, officers, employees, shareholders, and agents. 9.6.2 Insurance Policy Coverage. Each party will assure that its insurance permits waiver of liability and contains a waiver of subrogation. Each party shall secure an appropriate clause in, or an endorsement to, each insurance policy obtained by or required to be obtained by Landlord or Tenant, as the case may be, under this Lease, pursuant to which the insurance company: (a) waives any right of subrogation against Landlord or Tenant as the same may be applicable, or (b) permits Landlord or Tenant, prior to any loss to agree to waive any claim it might have against the other without invalidating the coverage under the insurance policy. If, at any time, the insurance carrier of either party refuses to write (and no other insurance carrier licensed in Massachusetts will write) insurance policies which consent to or permit such release of liability, then such party shall notify the other party and upon the giving of such notice, this Section shall be void and of no effect. ARTICLE 10. CASUALTY 10.1 Damage or Destruction. 10.1.1 Landlord's Repair Obligation. Tenant shall give prompt notice to Landlord of any damage by fire or other casualty (a "Casualty") to the Premises or any portion thereof. 23

During the sixty (60)-day period following the occurrence of a Casualty (the "Notice Period"), Landlord will notify Tenant of Landlord's estimate (the "Landlord's Estimate") of the period of time required to complete the restoration work. In the event that the Premises, or any part thereof, or access thereto, shall be so damaged or destroyed by fire or other insured Casualty that Tenant shall not have reasonably convenient access to the Premises or any material portion of the Premises shall thereby be otherwise rendered unfit for use and occupancy by the Tenant for the purposes set forth in Section 7.1, and if in the judgment of Landlord the damage or destruction may be repaired within two hundred seventy (270) days with available insurance proceeds, then Landlord shall so notify Tenant and shall repair such damage or destruction as provided in Section 10.4 hereof with reasonable diligence, subject to the limitations, if any, of Applicable Laws. If in the judgment of Landlord the Premises, or means of access thereto, cannot be repaired within two hundred seventy (270) days after the elapse of the Notice Period with available insurance proceeds, then either party shall have the right to terminate the term of this Lease by giving written notice of such termination to the other party within the period of forty five (45) days after the delivery of the Landlord's Estimate. If the reconstruction period estimated by Landlord is more than two hundred seventy (270) days and neither party terminates this Lease on account thereof, Landlord shall repair such damage or destruction as provided in Section 10.4 hereof with reasonable deliveries subject to the limitations, if any, of Applicable Laws to be the period so estimated by Landlord. 10.1.2 Failure to Complete Repairs; Rights of Termination. If Landlord is obligated, or elects to repair the damage to the Premises and fails to substantially complete the repairs within the longer of the period of time required or permitted by this Subsection 10.1.2 or the time set forth in Landlord's Estimate plus a contingency period equal to ten percent (10%) of the time set forth in the Landlord's Estimate (as the same may be reasonably extended due to any delay caused by Force Majeure (the "Reconstruction Period"), then Tenant shall have the right to terminate this Lease by delivery of written notice to Landlord not later than ten ( I 0) days following the end of the Reconstruction Period. 10.2 Abatement of Rent. Annual Base Rent and Additional Rent shall not be abated or suspended if, following any Casualty, Tenant shall continue to have reasonably convenient access to the Premises and the Premises are not rendered unfit for use and occupancy for the Permitted Use. If Tenant shall not have reasonably convenient access to the Premises or any portion of the Premises shall be otherwise rendered unfit for use and occupancy by the Tenant for the purposes set forth in Section 7.1 by reason of such Casualty, then Rent shall be equitably suspended or abated relative to the portion of the Premises that cannot be used by Tenant for any of its business operations, effective as of the date of the Casualty until Landlord has (a) substantially completed the repair of the Premises and the means of access thereto, and (b) has delivered notice thereof to Tenant. l 0.3 Events of Termination. Notwithstanding the provisions of this Article 10, if, prior to or during the Term the Building shall be so damaged by Casualty that, in Landlord's reasonable estimate, the cost to repair the damage will be more than twenty-five percent (25%) of the replacement value of the Building (whether or not the Premises shall have been damaged or rendered untenantable), then, in such event, Landlord, may give to Tenant, within ninety (90) days after such Casualty, a thirty (30) days' notice of the termination of this Lease and, in the event such notice is given, this Lease and the term shall terminate upon the expiration of such thirty (30) days with the same effect as if such date were the Expiration Date. If more than twenty-five percent (25%) of the gross rentable area of the Premises shall be wholly or substantially damaged or destroyed by Casualty at any time during the last six (6) months of the Term, either Landlord or Tenant may terminate this Lease by delivery of written notice of such 24 termination to the other party within thirty (30) days after the occurrence of such damage. Tenant shall pay to Landlord, out of any insurance proceeds received by Tenant with respect to its Alterations, the Leasehold Improvements, or other improvements in the Premises, an amount equal to the unamortized Allowance, amortized on a straight line basis over the initial term of the Lease, with interest at the rate of nine percent (9% ). 10.4 Scope of Landlord's Repairs. In the event Landlord elects or shall be obligated to repair or restore any damage or destruction to the Premises pursuant to this Article 10, and notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to restore or replace Tenant's Property or Tenant's Alterations and in no event shall Landlord be obligated to undertake any restoration to the extent that Landlord does not actually receive sufficient insurance proceeds to complete the same or to expend with respect to restoration any amount in excess of insurance proceeds actually received by Landlord. Tenant shall restore Tenant's Alterations following the completion of Landlord's restoration. No damages, compensation or claim shall be payable by the Landlord to Tenant, or any other person, by reason of inconvenience, loss of business or annoyance arising from any damage or destruction, or any repair thereof, as is referred to in this Article 10. ARTICLE 11. CONDEMNATION 11.1 Entire Condemnation. In the event that the whole of the Premises shall be taken under the power of eminent domain or by any proceeding for taking for public or quasi-public use (a "Condemnation"), this Lease and the term and estate hereby granted shall automatically terminate as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such taking. 11.2 Partial Condemnation. 11.2.1 Effect of Partial Condemnation. In the event that only a part of the Premises shall be taken by Condemnation, the Term shall expire as to that portion of the Premises condemned effective as of the date of the vesting of title in the condemning authority, and this Lease shall continue in full force and effect as to the part of the Premises not so taken. In the event of a partial Condemnation of the Premises which results in a permanent lack of reasonable, convenient access to and from the Premises or which permanently results in insufficient space for Tenant to carry on its business without material interference with its business, Tenant shall have the right to terminate this Lease if Landlord cannot relocate Tenant to comparable space elsewhere in the Building following the effective date of the Condemnation. 11.2.2 Landlord's Option to Terminate. In the event that a part of the Property shall be subject to Condemnation (whether or not the Premises are affected), Landlord may, at its option, terminate this Lease as of the date of such vesting of title, by notifying Tenant in writing of such termination within ninety (90) days following the date on which Landlord shall have received notice of the vesting of title in the condemning authority if in Landlord's reasonable opinion: (a) a substantial alteration or reconstruction of the Property ( or any portion thereof) shall be necessary or appropriate, or (b) the portion of the Property so condemned has the effect of rendering the remainder of the Property uneconomic to maintain. 11.2.3 Landlord's Repair Obligations. In the event that this Lease is not terminated in accordance with Subsection 11.2.2 hereof, Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Premises are 25 located so as to constitute the remaining Premises a complete architectural unit to the extent feasible and permitted by Applicable Laws, but Landlord shall not be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by Mortgagees and after payment of all costs involved in collection, including but not limited to attorney's fees. Tenant, at its own cost and expense shall, restore all Tenant's Property which are not taken to as near its former condition as the circumstances will permit. In the event of a partial taking, all provisions of this Lease shall remain in full force and effect. 11.3 Temporary Taking. If there is a taking of the Premises for temporary use arising out of a temporary emergency or other temporary situation, this Lease shall continue in full force and effect, and Tenant shall continue to comply with Tenant's obligations under this Lease, except to the extent compliance shall be rendered impossible or impracticable by reason of the taking. 11.4 Condemnation Awards. Except as provided in the preceding Section 11.3, Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to to Landlord any award made to Tenant specifically for its relocation expenses or the taking of Tenant's Property provided that such award does not diminish or reduce the amount of the award payable to Landlord. 11.5 Proration. In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises, then the Annual Base Rent and Tenant's Share shall be adjusted in proportion to that portion of the Premises taken by such condemnation or other taking. ARTICLE 12. ASSIGNMENT AND SUBLETTING Assignment and Subletting. Tenant shall not, without the prior written consent of Landlord, mortgage, encumber or otherwise transfer this Lease or any interest herein directly or indirectly, by operation of law or otherwise, or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant, in each case without Landlord's prior written consent. Notwithstanding the foregoing to the contrary, Landlord shall not unreasonably withhold or delay its consent to a sublet of the Premises or an assignment of this Lease, provided that (a) Tenant shall deliver to Landlord prior written notice of such proposed transfer together with such related information as Landlord shall reasonably request, (b) no Event of Default under this Lease shall have occurred and be continuing, (c) the financial worth and creditworthiness of the-proposed transferee shall not be less than that of Tenant both as of the date of execution of this Lease and the date of such proposed Transfer, based upon audited financial statements or equivalent financial information; (d) Tenant shall remain fully liable under this Lease and the transferee shall be jointly and severally liable with Tenant for all such obligations; and ( e) such transferee (in the event of an assignment) shall agree directly with Landlord to be bound by all of the obligations of Tenant hereunder pursuant to an assumption agreement satisfactory to Landlord, including, without limitation, the obligation to pay all Rent and other charges due under this Lease. If at any time or from time to time during the Term, Tenant desires to effect a Transfer, Tenant shall deliver to Landlord written notice (a "Transfer Notice") setting forth the terms of the proposed Transfer and the identity of 26 the proposed assignee or subtenant (each, a "Transferee"). Tenant shall also deliver to Landlord with the Transfer Notice a reasonably acceptable assumption agreement for Tenant's obligations under this Lease (in the case where the Transfer is a proposed assignment of this Lease) together with all relevant information requested by Landlord concerning the proposed Transferee to assist Landlord in making an informed judgment regarding the Transferee's proposed use of the Premises (which use must be permitted by Applicable Laws), and the financial responsibility, creditworthiness, reputation, and business experience of the Transferee. The provisions of this Section 12. l shall apply to a Transfer (by one or more Transfers) of a controlling portion of or interest in the stock or partnership or membership interests or other evidences of equity interests of Tenant a-; if such Transfer were an assignment of this provided that, if equity interests in Tenant at any time are or become traded on a public stock exchange, the transfer of equity interests in Tenant on a public stock exchange shall not be deemed an assignment within the meaning of this Section 12.1. 12.2 Landlord's Options. Landlord shall have the option, exercisable by written notice delivered to Tenant within thirty (30) days after Landlord's receipt of a Transfer Notice accompanied by the other information described in Section 12.1, to: (a) permit Tenant to Transfer the Premises; or (b) disapprove the Tenant's Transfer of the Premises and to continue the Lease in full force and effect as to the entire Premises; or (c) in the event of (i) a proposed assignment of the Lease or (ii) a sublease, terminate the Lease as to the portion of the Premises affected by the sublease as of the date set forth in Landlord's notice of exercise of such option, which date shall not be less than thirty (30) days nor more than ninety (90) days following the giving of such notice (a "Recapture"). If Landlord approves of the proposed Transfer pursuant to Section 12.1 above, Ten ant may enter into the proposed Trans fer with such proposed Transferee subject to the following conditions: (i) the Transfer shall be on the same terms set forth in the Transfer Notice; and (ii) no Transfer shall be valid and no Transferee shall take possession of the Premises until an executed counterpart of the assignment, sublease or other instrument effecting the Transfer (in the form reasonably approved by Landlord) has been delivered to Landlord pursuant to which the Transferee shall expressly assume all of Tenant's obligations under this Lease. If Landlord exercises its option to terminate this Lease ( or in the case of a partial sublet to release Tenant with respect to a portion of the Premises) as provided above, Tenant shall surrender possession of the Premises or a portion of the Premises, as the case may be, on the date set forth in Landlord's notice, and thereafter neither Landlord nor Tenant shall have any further liability with respect thereto, except with respect to those matters that expressly survive the termination of the Lease. If this Lease shall be terminated as to a portion of the Premises only, Rent and Tenant's parking allocation shall be readjusted proportionately according to the ratio of the number of square feet and the portion of the space surrendered compares to the floor area of Tenant's Premises during the term of the proposed sublet. 12.3 Additional Conditions. Tenant shall not offer to make, or enter into negotiations with respect to any Transfer to: (a) any tenant of the Building or any entity owned by, or under the common control of, whether directly or indirectly, a tenant in the Building unless there is no competing space then available for leases therein; or (b) any bona fide prospective tenant with whom Landlord is then negotiating with respect to other space in the Building (provided that comparable space in the Building is then available for lease); or (c) any party which would be of such type, character, or condition as to be inappropriate as a tenant for the Building. It shall not be unreasonable for Landlord to disapprove any proposed assignment, sublet or transfer to any of the foregoing entities or to an entity that does not have at least equal financial stren6rth to Tenant's as of the date of this Lease. Ten ant agrees not to list or advertise the Premises for assignment or sublease, whether through a broker, agent or representative, or otherwise at a full-service rental rate which is less than Landlord's current rate in the Building for new tenants. Landlord shall not be deemed to unreasonably withhold its consent to any proposed assignment or 27 sublease if such Transfer, in Landlord's reasonable determination, is at a full-service rate which is less than Landlord's current rate in the Building for new tenants, and would compete with similar space either being offered or anticipated to be offered by Landlord in the Building. 12.4 No Release. Landlord's consent to a Transfer or any Transfer permitted without Landlord's consent shall release Tenant of Tenant's obligations under this Lease and this Lease and all of the obligations of Tenant under this Lease shall continue in full force and effect as the obligations of a principal (and not as the obligations of a guarantor or surety). From and after any Transfer, the Lease obligations of the Transferee and of the original Tenant named in this Lease shall be joint and several. No acceptance of Rent by Landlord from or recognition in any way of the occupancy of the Premises by a Transferee shall be deemed a consent to such Transfer, or a release of Tenant from direct and primary liability for the further performance of Tenant's covenants hereunder. The consent by Landlord to a particular Transfer shall not relieve Tenant from the requirement of obtaining the consent of Landlord to any further Transfer. Each violation of any of the covenants, agreements, terms or conditions of this Lease, whether by act or omission, by any of Tenant's permitted Transferees, shall constitute a violation thereof by Tenant. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. 12.5 Transfer Profit. Tenant shall pay to Landlord, as Additional Rent, an amount (the "Transfer Profit") equal to fifty percent (50%) of any rent and other economic consideration received by Tenant as a result of any Transfer which exceeds, in the aggregate: (a) the total of the remaining rent which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased) plus (b) any reasonable tenant fit-up costs, brokerage commissions and attorneys' fees actually paid by Tenant in connection with such Transfer amortized on a straight-line basis over the term of the Transfer (specifically excluding moving or relocation costs paid to the Transferee). Tenant shall pay such Transfer Profit to Landlord on a monthly basis within ten (10) days after receipt thereof, without affecting or reducing any other obligations of Tenant hereunder. Each such payment shall be sent with a detailed statement. Landlord shall have the right to audit Tenant's books and records to verify the accuracy of the detailed statement. 12.6 Permitted Transfers. Notwithstanding the above, provided Tenant is not in default of this Lease, then Tenant shall have the right to assign this Lease, transfer its interest herein or sublet the Premises without Landlord's consent (a "Permitted Transfer"), but with no less than thirty (30) days' prior notice to Landlord, to any entity into or with which Tenant is merged or consolidated, or to which all or substantially all of Tenant's assets are transferred (any of the foregoing, a "Successor Entity"); provided, however, that in any such event: (a) use of the Premises shall be for the Permitted Use; (b) in the event of any Permitted Transfer to an Successor Entity, the assignee or subtenant, as applicable, shall have a tangible net worth (not including goodwill as an asset) computed in accordance with generally accepted accounting principles ("Net Worth") and earnings before interest, taxes, depreciation, and amortization at least equal to the greater of the Net Worth and such earnings of Tenant on the date of execution of this Lease and on the day that is three (3) months prior to the effective date of such Permitted Transfer, and Landlord has been provided with financial statements or evidence otherwise reasonably satisfactory to Landlord of the same; ( c) any such assignment under clauses (i) or (ii) above shall be for an independent business purpose and not a means to circumvent the provisions of this Article 12, and (d) the purpose or result of such Transfer shall not be to liquidate or substantially reduce the net worth of Tenant or such assignee or subtenant. ARTICLE 13. DEFAULTS AND REMEDIES 28

13. l Events of Default. The occurrence of any one or more of the following events shall constitute an event of default ( each an "Event of Default") hereunder: 13.1.1 Nonpayment of Annual Base Rent or Additional Rent. Failure by Tenant to pay any installment of Annual Base Rent, Additional Rent or any other amount, deposit, reimbursement or sum due and payable hereunder, upon the date when said payment is due; provided, however, on the first ( I st) two (2) occasions only during any Lease Year with respect to Annual Base Rent, Landlord shall furnish Tenant with written notice of such failure and permit Tenant a five (5)- day period to cure such failure. 13.1.2 Certain Obligations. Failure by Tenant to perform, observe or comply with any non-monetary obligation contained in Section 4.6 ("Security Deposit"), Section 7.5 ("No Liens") and Article 12 ("Assignment and Subletting") of this Lease. 13.1.3 Other Obligations. Failure by Tenant to perform any non-monetary obligation, agreement or covenant under this Lease other than those matters specified in Section 13.1 and Subsection 13.1.2, and such failure continues for thirty (30) days after written notice by Landlord to Tenant of such failure; provided, however, that if the nature of Tenant's obligation is such that more than thirty (30) days are required for performance, then Tenant shall not be in default if Tenant commences performance within such thirty (30) day period and thereafter diligently and continuously prosecutes the same to completion within sixty (60) days following the date of Landlord's written notice with respect to such failure. 13.1.4 Assignment: Receivership: Attachment. (a) The making by Tenant of any arrangement or assignment for the benefit of creditors; (b) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (c) the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. 13.1.5 Bankruptcv. The admission by Tenant or Tenant's guarantor (if any) in writing of its inability to pay its debts as they become due, the filing by Tenant or Tenant's guarantor (if any) of a petition in bankruptcy seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant or Tenant's guarantor (if any) of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant or Tenant's guarantor (if any) in any such proceeding or, if within forty-five (45) days after the commencement of any proceeding against Tenant or Tenant's guarantor (if any) seeking any involuntary reorganization, or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation by any of Tenant's creditors or such guarantor's creditors, such proceeding shall not have been dismissed. 13.1.6 Abandonment. Abandonment of the Premises by Tenant for a continuous period in excess of thirty (30) days. 13 .2 Remedies. If an Event of Default occurs, Landlord shall have the following rights and remedies, in addition to any and all other rights or remedies available to Landlord in law or equity: 29

13.2. l Notice to Quit. Landlord shall have the right to deliver written notice to Tenant to quit possession and occupancy of the Premises and to declare the Lease terminated. Upon Landlord's termination of this Tenant shall quit and peaceably surrender the Premises, and all portions thereof, to Landlord, and Landlord shall have the right to receive all rental and other income of and from the same. At Landlord's election, any written notice of default may also be designated a notice to quit (provided that nothing in this sentence shall be deemed to deny Tenant the right to applicable cure periods set forth in Section 13 .1, above). 13.2.2 Right of Re-Entry. Landlord shall have the right, with or without terminating this Lease, to re-enter the Premises and take possession thereof by summary proceeding, eviction, ejectment or otherwise and may dispossess all other persons and property from the Premises. Tenant's property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Subsection 13.2.2 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Tenant thereby waives all statutory rights, including without limitation the right to a notice to quit, notice before exercise of any prejudgment remedy, and any rights of redemption, all to the extent such rights may be lawfully waived. 13 .2.3 Recovery of Rent and Damages. Landlord shall have the right to recover from Tenant all loss of Rent and other payments that Landlord may incur by reason of termination of the Lease, including, without limitation: ( a) all Rent and other sums due and payable by Tenant as of the date of termination; (b) all Rent that would otherwise be payable for the remainder of the Term in accordance with the terms of this Lease, as and when due, and Tenant shall indemnify Landlord for the same; ( c) all of Landlord's then unamortized costs of special inducements provided to Tenant (including without limitation rent concessions, tenant construction allowances, rent waivers, above building standard leasehold improvements, and the like); (d) the costs of collecting amounts due from Tenant under the Lease and the costs of recovering possession of the Premises (including attorneys fees and litigation costs); (e) the costs of curing Tenant's defaults existing at or prior to the date of termination; (f) all "Reletting Expenses" (as defined below); and (g) all Landlord's other reasonable expenditures arising from the termination. Tenant shall reimburse Landlord for all such items, and the same shall be due and payable immediately from time to time upon notice from Landlord that an expense has been incurred, without regard to whether the expense was incurred before or after the termination. 13.2.4 Acceleration of Future Rentals. Following termination of this Lease, Landlord, at its written election, shall be entitled to receive as liquidated damages for all Rent that would otherwise be due and payable pursuant to clause (b) of Subsection 13.2.3, an amount equal to: (x) a lump sum payment representing the then present value of the amount of Rent that would have been paid in accordance with this Lease for the remainder of the Term the then present value of the aggregate fair market rent and additional charges payable for the Premises for the remainder of the Term (if less than the Rent payable hereunder) reasonably estimated by Landlord as of the date of termination, and taking into account Landlord's reasonable projections of vacancy and time required to re-lease the Premises; or (y) a lump sum payment equal to one year's Base Rent at the rate applicable under the Lease at the time of such election. Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, such amount as final damages for Tenant's default with respect to the Rents payable for the remainder of the Term as described above. Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, such amount as final damages for Tenant's default with respect to the 30

Rents payable for the remainder of the Term as described above. In the computation of present value, a discount at the then market discount rate as reasonably determined by Landlord shall be employed. 13.2.5 Rents Due After Re-Entry by Landlord. If Landlord re-enters or otherwise takes possession of the Premises without terminating this Lease (but terminating only Tenant's right of possession in the Premises), then the Lease and Tenant's liabilities and obligations thereunder shall survive such action. In the event of any such termination of Tenant's right of possession, whether or not the Premises, or any portion thereof, shall have been relet, Tenant shall pay the Landlord a sum equal to the Rent and any other charges required to be paid by Tenant up to the time of such termination of such right of possession and thereafter Tenant, until the end of the Term, shall be liable to Landlord for and shall pay to Landlord: (a) the equivalent of the amount of the Rent payable under this Lease, less (b) the net proceeds of any re letting effected pursuant to the provisions hereof after deducting all of Landlord's Reletting Expenses. Tenant shall pay such amounts in accordance with the terms of this Subsection 13.2.5 as set forth in a written statement thereof from Landlord to Tenant (the "Deficiency") to Landlord in monthly installments on the days on which the Annual Base Rent is payable under this Lease, and Landlord shall be entitled to recover from Tenant each monthly installment of the Deficiency as the same shall arise. Tenant shall also pay to Landlord upon demand the costs incurred by Landlord in curing Tenant's defaults existing at or prior to the date of such termination, the cost of recovering possession of the Premises and the Reletting Expenses. Tenant agrees that Landlord may file suit to recover any sums that become due under the terms of this Section from time to time, and all reasonable costs and expenses of Landlord, including attorneys' fees and costs incurred in connection with such suits shall be payable by Tenant on demand. 13.2.6 Certain Terms Defined. For purposes of this Subsection 13.2.6, "Reletting Alterations" shall mean all repairs, changes, improvements, alterations or additions made by Landlord in or to the Premises to the extent deemed reasonably necessary by Landlord to prepare the Premises for the re-leasing following an Event of Default; and "Reletting Expenses" shall mean the reasonable expenses paid or incurred by Landlord in connection with any re-leasing of the Premises following an Event of Default, including, without limitation, marketing expenses, brokerage commissions, attorneys' fees, the costs of Reletting Alterations, tenant allowances and other economic concessions provided to the new tenant. 13.3 Landlord's Right to Cure Defaults. If the Tenant shall default in the observance or performance of any condition or covenant on Tenant's part to be observed or performed under or by virtue of any of the provisions of this Lease, and such default continues beyond any applicable notice and cure period or Landlord reasonably determines that an emergency exists, the Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the Tenant. If the Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligation incurred and costs, shall be paid upon demand to the Landlord by the Tenant as Additional Rent pursuant to Section 4.4 hereof and if not so paid with interest from its due date until paid at the lesser of eighteen percent (18%) per annum or the maximum legal rate that Landlord may charge Tenant. 13.4 Disposition of Tenant's Property. In addition to Landlord's rights under Section 8.4 hereof, Landlord shall have the right to handle, remove, discard or store in a commercial warehouse or otherwise, at Tenant's sole risk and expense, any of Tenant's Property that is not removed by Tenant at 31 the end of the Term. Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all actual expenses incurred in such removal and all storage charges for such property so long as the same shall be in Landlord's possession or under Landlord's control. 13.5 Reletting. In connection with any reletting of the Premises following an Event of Default, Landlord shall be entitled to grant such rental and economic concessions and other incentives as may be customary for similar space in the relevant Newton submarket. Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting or do any act or exercise any care or diligence with respect to such reletting or to the mitigation of damages. Notwithstanding anything in this Lease to the contrary, Landlord may, after any termination of this Lease on account of an Event of Default of Tenant, relet the Premises, for any term(s), and may grant market concessions or free rent to the extent that Landlord considers reasonably advisable and necessary to relet the same, and may make such reasonable alterations, repairs and decorations in the Premises as Landlord in its reasonable judgment considers advisable or necessary for the purpose of reletting the Premises. The making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenant for the Premises until Landlord obtains full and complete possession of the Premises, (ii) relet the Premises before leasing other vacant space in the Building or to show the Premises on a priority basis, or (iii) lease the Premises for a rental less than the current fair market rent then prevailing for similar office space in comparable buildings. 13.6 No Accord and Satisfaction. Landlord may collect and receive any rent due from Tenant, and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive, affect, change, modify or alter the rights or remedies that Landlord has against Tenant in equity, at law, or by virtue of this Lease. No receipt or acceptance by Landlord from Tenant of less than the monthly rent herein stipulated shall be deemed to be other than a partial payment on account for any due and unpaid stipulated rent; no endorsement or statement on any check or any letter or other writing accompanying any check or payment of rent to Landlord shall be deemed an accord and satisfaction, and Landlord may accept and negotiate such check or payment without prejudice to Landlord's rights to (a) recover the remaining balance of such unpaid rent, or (b) pursue any other remedy provided in this Lease. 13.7 Claims in Bankruptcy. Nothing herein shall limit or prejudice the right of Landlord to prove and obtain in proceeding for bankruptcy, insolvency, arrangement or reorganization by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount is greater, equal to or less than the amount of the loss or damage that Landlord has suffered. Without limiting any of the provisions of this Article 13, if pursuant to the Bankruptcy Code, as the same may be amended, Tenant is permitted to assign this Lease in disregard of the restrictions contained in Article 12, Tenant agrees that adequate assurance of future performance by the assignee permitted under the Bankruptcy Code shall mean the deposit of cash security with Landlord in any amount equal to all Rent payable under this Lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the term as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (a) the brokerage commissions, if any, and other expenses reasonably designated by the assignee as paid for the purchase of Tenant's property in the Premises, shall be and become the sole exclusive property of 32

Landlord and shall be paid over to Landlord directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this Lease shall have a net worth indicating said assignee's reasonable ability to pay the Rent, and abide by the terms of this Lease for the remaining portion thereof applying commercially reasonable standards. 13.8 Waivers. TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD AND TENANT HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHER WISE, BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY SUMMARY PROCESS, EVICTION OR OTHER STATUTORY REMEDY WITH RESPECT THERETO. EACH PARTY HAS BEEN REPRESENTED BY, AND HAS RECEIVED THE ADVICE OF, LEGAL COUNSEL WITH RESPECT TO THIS W AIYER. 13.9 Landlord Default. Landlord shall in no event be in default in the performance of any of Landlord's obligations under the terms of this Lease unless and until Landlord shall have failed to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail the manner in which Landlord has failed to perform any such obligations, or if such failure cannot be cured within thirty (30) days, within a period reasonably necessary to complete the cure so long as Landlord has commenced and is diligently pursuing the cure within the original thirty (30) day period. ARTICLE 14. SUBORDINATION; ATTORNMENT AND RIGHTS OF MORTGAGE HOLDERS 14. 1 Subordination. This Lease and all of Tenant's rights hereunder are, and shall be, subject and subordinate at all times to any mortgages ( each, a "Mortgage") which may now exist or hereafter affect the Property, or any portion thereof, in any amount, and to all renewals, modifications, consolidations, replacements, and extensions of such Mortgages. This Section shall be self-operative and no further subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord or the holder of any Mortgage or its assigns or successors in interest (each such holder, a "Mortgagee") may reasonably request to evidence such subordination. Landlord's inability to obtain a non-disturbance agreement shall not affect Tenant's subordination agreement herein. Any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by giving notice to Tenant, and this Lease shall then be deemed prior to such Mortgage without regard to their respective dates of execution and delivery. 14.2 Attornment by Tenant. In the event that any such first Mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, at the option of the Mortgagee or the grantee or purchaser in foreclosure, notwithstanding any subordination of any such lien to this Lease, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, within ten (10) business days following delivery of request by Landlord, Mortgagee, or by Landlord's successor in interest and in the commercially reasonable form requested by Landlord, Mortgagee, or by Landlord's successor in interest, any additional documents evidencing the priority or subordination of this Lease with respect to the lien of any such first Mortgage, which additional documents shall be reasonably satisfactory to Landlord, Mortgagee, and Landlord's successors in interest. 33

14.3 Limitation of Mortgagees' Liability. Notwithstanding any other provision of this Lease to the contrary, no Mortgagee shall be obligated to perform or liable in damages for failure to perfonn any of Landlord's obligations under this Lease unless and until such Mortgagee shall foreclose such mortgage or otherwise acquire title to the Property, and then shall only be liable for Landlord's obligations arising or accruing after such foreclosure or acquisition of title. No Mortgagee shall ever be obligated to perform or be liable in damages for any of Landlord's obligations arising or accruing before such foreclosure or acquisition of title. Notwithstanding the foregoing or anything to the contrary herein, no Mortgagee succeeding to the interest of Landlord hereunder shall be (i) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under this Lease, (ii) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant (except to the extent any such deposit is actually received by such mortgagee or ground lessor), (iii) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord, (iv) bound by any amendment or modification of this Lease subsequent to such Mortgage, or by any previous prepayment of Rent for more than one (1) month in advance of its due date, which was not approved in writing by Mortgagee, (v) liable beyond such Mortgagee's interest in the Property, or (vi) responsible for the payment or perfonnance of any work to be done by Landlord under this Lease to render the Premises ready for occupancy by Tenant or for the payment of any tenant improvement allowance. Any such Mortgagee's obligations and liabilities shall in any event be subject to, and Mortgagee shall have the benefit of, Section 16.15 hereof. Tenant agrees on request of Landlord to execute and deliver from time to time any reasonable agreement which may be necessary to implement the provisions of this Section 14.3. 14.4 Estoppel Certificates. Tenant shall at any time, and from time to time, upon not less than fifteen (15) days prior written notice from Landlord execute, acknowledge and deliver to Landlord, to any prospective purchaser, or Mortgagee, a written estoppel certificate of Tenant in a commercially reasonable form. It is intended that any such certificate of Tenant delivered pursuant to this Section 14.4 may be relied upon by Landlord and any prospective purchaser or the Mortgagee of any part of the Building. 14.5 Quiet Enjoyment. Upon Tenant paying the Annual Base Rent and Additional Rent and performing all of Tenant's obligations under this Lease (subject to any notice and cure periods set forth herein), Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Lease and to the rights of Landlord's Mortgagee. The foregoing covenant is in lieu of any other covenant of quiet enjoyment, express or implied. 14.6 Mortgagee Approval. Landlord and Tenant hereby agree that this Lease is subject to the review and approval of Landlord's Mortgagee in accordance with the tenns of the mortgage loan documents executed by Landlord in connection with its financing of the Property. Landlord shall submit this Lease to its Mortgagee promptly upon Tenant's execution and delivery of this Lease to Landlord, and Landlord shall promptly advise Tenant of its Mortgagee's decision. ARTICLE 15. NOTICES 15. l Manner of Notice. 15 .1.1 Notices; Addresses. All notices, demands and other communications ("notices") permitted or required to be given under this Lease shall be in writing and sent by personal service, telecopy transmission (if a copy thereof is also sent on the same day by a nationally recognized overnight courier service), certified mail (postage prepaid) return receipt requested or by a 34 nationally recognized overnight courier service to the following addresses or to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section 15. l : If to Tenant With copies to: If to Landlord: With copies to: Acumen Pharmaceuticals, Inc. 427 Park Street Charlottesville, VA 22902 Attn: Derek Meisner Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, MA 02199 Attn: Thomas J. Danielski DIV Washington, LLC c/o The Davis Companies 125 High Street, Suite 2 l 11 Boston, Massachusetts 02110 Attn: Matthew Katz DIV Washington, LLC c/o The Davis Companies 125 High Street, Suite 2111 Boston, Massachusetts 02110 Attn: General Counsel 15.1.2 Delivery. Notices shall be deemed to have been given (a) when hand delivered (provided that delivery shall be evidenced by a receipt executed by or on behalf of the addressee if delivered by personal service) if personal service is used, (b) on the date of transmission if sent before 4:00 p.m. (Boston time) on a business day when telecopy transmission is used, (c) the sooner of the date of receipt or the date that is three (3) days after the date of mailing thereof if sent by postage pre-paid registered or certified mail, return receipt requested, and (d) one (1) day after being sent by Federal or other reputable overnight courier service (with delivery evidenced by written receipt) if overnight courier service is used. ARTICLE 16. MISCELLANEOUS 16.1 Brokers. Landlord and Tenant warrant to each other that they have had no dealings with any broker, or finder in connection with this Lease except Dan Krysiak of Newmark and representatives of Landlord (the "Brokers"). Landlord agrees to pay the commissions due to such brokerage companies pursuant to separate agreements. Both parties hereto agree to protect, indemnify and hold harmless the other from and against any and all expenses with respect to any compensation, commissions and charges claimed by any other broker, agent or finder not identified above with respect to this Lease or the negotiation thereof that is made by reason of any action or agreement by such party. 16.2 Building Name. The Building and the Property may be known by such name as Landlord, in its sole discretion, may elect, and Landlord shall have the right from time to time to change such designation or name without Tenant's consent upon prior written notice to Tenant. 35

16.3 Force Majeure. In the event Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act (excluding monetary obligations) required under this Lease to be performed by Landlord or Tenant by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, governmental laws, regulations, or restrictions, riots, insurrection, war, epidemic, pandemic, or other public health emergency, acts of God, civil commotion, terrorist attacks, fire, flood or other casualty, the inability to obtain materials from customary sources, weather conditions, neglects or delays of Landlord or Tenant, as applicable, or other reason of a like nature not the fault of Landlord or Tenant (collectively, "Force Majeure"), then performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, the obligations imposed upon Tenant with respect to Rent and other monetary obligations to be paid hereunder shall never be excused due to Force Majeure. 16.4 Authority. If Tenant signs as a corporation, limited liability company, or a partnership, or other business entity each person executing this Lease on behalf of Tenant hereby covenants and warrants that Tenant is a duly authorized and existing entity, that Tenant is duly qualified to do business in Massachusetts, that Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of Tenant is duly authorized to do so and that no other signatures are necessary. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. If Landlord signs as a corporation, limited liability company, or a partnership, or other business entity each person executing this Lease on behalf of Landlord hereby covenants and warrants that Landlord is a duly authorized and existing entity, that Landlord is duly qualified to do business in Massachusetts, that Landlord has full right and authority to enter into this Lease, and that each person signing on behalf of Landlord is duly authorized to do so and that no other signatures are necessary. 16.5 Interpretation. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words used in neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease. 16.6 Modifications. Neither this Lease nor any term or provision hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. Any right to change, waive, discharge, alter or modify, or terminate this Lease shall be subject to the prior express written consent of Landlord's Mortgagee to the extent required by Landlord's financing documents and any subordination agreement entered into between Tenant and such Mortgagee. 16. 7 Severability. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the full extent permitted by law. 16.8 Entire Agreement. Landlord's employees, representatives and agents have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a 36 reservation of, or option for, the Premises, and this document shall be effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. This Lease, including the Exhibits hereto, which are made part of this Lease, contain the entire agreement of the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Property or this Lease except as expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. 16.9 No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the leasehold Premises or any interest in such estate. 16. l 0 Easements. Landlord reserves the right, from time to time, to grant easements and rights, make dedications, agree to restrictions and record maps affecting the Property as Landlord may deem necessary or desirable, so long as such easements, rights, dedications, restrictions, and maps do not unreasonably interfere with the use of the Premises by Tenant; and this Lease shall be subordinate to such instruments. 16.11 Bind and Inure. The terms, prov1s10ns, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant, and, except as otherwise provided herein, their respective heirs, legal representatives, successors and If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all other obligations hereunder shall be deemed to be joint and several. All agreements, covenants and indemnifications contained herein or made in writing pursuant to the terms of this Lease by or on behalf of Tenant shall be deemed material and shall survive expiration or sooner termination of this Lease. 16.12 Remedies Cumulative; No Waiver. No remedy or election hereunder of Landlord shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity. No waiver of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provision. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. No reference to any specific right or remedy of Landlord shall preclude the exercise of any other right or remedy of Landlord permitted hereunder or that may be available at law or in equity. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement, term, covenant or condition. 16.13 Tenant's Financial Statements. Unless Tenant is a publicly traded company on a nationally recognized U.S. stock exchange or Tenant's financial statements are otherwise available to the general public, Tenant shall furnish Landlord annually, within ninety (90) days after the end of each fiscal year of Tenant, copies of the balance sheets of Tenant, as at the close of such fiscal year, and statements of income and retained earnings of Tenant for such year, prepared in accordance with generally accepted accounting principles and, if such is Tenant's normal practice, audited by Tenant's independent certified public accountants. Tenant also agrees to furnish to Landlord within ten (10) days following Landlord's 37 written request therefor (which request shall not be made more than once in any fiscal year unless made in connection with a proposed sale, financing or re-financing of the Building, re-capitalization of Landlord, or following an Event of Default), copies of such financial statements identified above as are then available and financial statements for the then current fiscal year prepared in accordance with generally accepted accounting principles and on an unaudited basis certified as true and correct by such company's chief financial officer. 16.14 Landlord Approvals. Whenever Tenant is required to obtain Landlord's consent hereunder, Tenant agrees to reimburse Landlord all out-of-pocket expenses incurred by Landlord, including reasonable attorney's fees in order to review documentation or otherwise determine whether to give its consent. Tenant shall pay Landlord's invoice for any such amounts within ten ( l 0) days following Landlord's delivery of its invoice therefor. Any provision of this Lease which requires the Tenant to obtain Landlord's consent to any proposed action by Tenant shall not be the basis for an award of damages or give rise to a right of setoff on Tenant's behalf, but may be the basis for a declaratory judgment or injunction with respect to the matter in question. 16.15 Attorney's Fees and Prevailing Party. If any party brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, then such initiating party shall be entitled to reasonable attorneys' fees, if it is the Prevailing Party in any such proceeding, action, or appeal thereon. The term, "Prevailing Party" shall include, without limitation, a party that substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, the Prevailing Party shall be entitled to attorneys' fees, costs, and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default. Notwithstanding the foregoing, if on account of any default by Tenant in Tenant's obligations under the terms of this Lease, it becomes necessary or appropriate for Landlord to employ attorneys or other persons to enforce any of Landlord's rights or remedies hereunder, Tenant shall pay upon demand as Additional Rent hereunder all reasonable fees of such attorneys and other persons and all other costs of any kind so incurred. Where the phrase "attorneys' fees," "legal fees" or "legal expenses" or similar phrases are used, such phrase shall specifically include the fees and expenses of the in-house legal staff of Landlord and its affiliates. 16.16 Landlord's Liability. Tenant shall look only to Landlord's estate in the Property (and the insurance and condemnation proceeds thereof) for the satisfaction of Tenant's remedies with respect to any liability, default or obligation of Landlord under this Lease or otherwise regarding Tenant's leasing, use and occupancy of the Premises pursuant hereto, including without limitation for the collection of any monetary obligation, judgment or other judicial process requiring the payment of money by Landlord. Neither Landlord nor any of its members, stockholders, officers, directors, partners, trustees, beneficiaries or employees shall be personally liable hereunder, nor shall any of its or their property, other than the Property, be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's said remedies. Landlord shall not under any circumstances be liable for any special, indirect or consequential damages of Tenant, including lost profits or revenues. No owner of the Property shall be liable under this Lease except for breaches of Landlord's obligations occurring while such party owns the Property. 16.17 Time of Essence. TIME IS OF THE ESSE1"CE with respect to the due performance of the terms, covenants and conditions herein contained; provided, however, that no delay or failure to 38 enforce any of the provisions herein contained and no conduct or statement shall waive or affect any of Landlord's rights hereunder. 16.18 Confidentiality. Each of Landlord and Tenant agrees: (a) to treat the terms of the Lease, and the terms of any existing and future amendments and modifications to the Lease (the "Confidential Information") as confidential during the term of this Lease and for the three (3) year period following the expiration or sooner termination of the Lease (the "Non-Disclosure Period"), (b) not to disclose, directly or indirectly, to any third party nor permit any third party to have access to any or all of such Confidential Information during the Non-Disclosure Period, including, without limitation, any Building tenants and any brokers, and (c) to indemnify, defend and hold harmless the other party from any loss, cost, expense, damage and liability, including the other party's legal fees and expenses, resulting from Landlord's or Tenant's breach of the foregoing confidentiality agreements. Landlord and Tenant acknowledge that the other party shall have the right to disclose such Confidential Information only to the extent that such disclosure is required by law or court order or by discovery rules in any legal proceeding. Landlord's and Tenant's agreements and indemnity with respect to the Confidential Information shall survive the expiration or earlier termination of the Lease. Notwithstanding anything to the contrary, Landlord shall have the ability to disclose Confidential Information to those of its employees, officers, directors, authorized representatives, affiliates, advisors, prospective tenants, consultants, legal counsel, existing or potential financing or equity sources, existing or potential partners or investors, and accountants that have a need to know and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations. 16.19 Submission. Submission of this instrument for examination does not constitute a reservation of or option for lease of the Premises, and it is not effective as a lease or otherwise until this Lease has been executed by both Landlord and Tenant and a fully executed copy has been delivered to each. 16.20 Governing Law. This Lease and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. 16.21 OFAC List. Tenant represents and warrants that it is not listed, nor is it owned or controlled by, or acting for or on behalf of any person or entity, on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury, or any other list of persons or entities with whom Landlord is restricted from doing business with ("OFAC List"). Notwithstanding anything to the contrary herein contained, Tenant shall not permit the Premises or any portion thereof to be used, occupied or operated by or for the benefit of any person or entity that is on the OFAC List. Tenant shall provide documentary and other evidence of Tenant's identity and ownership as may be reasonably requested by Landlord at any time to enable Landlord to verify Tenant's identity or to comply with any legal requirement or applicable laws. Tenant acknowledges and agrees that as a condition to the requirement or effectiveness of any consent to any Transfer by Landlord pursuant to Section 12.1, Tenant shall cause the Transferee, for the benefit of Landlord, to reaffirm, on behalf of such Transferee, the representations of, and to otherwise comply with the obligations set forth in, this Section 16.21, and it shall be reasonable for Landlord to refuse to consent to a Transfer in the absence of such reaffirmation and compliance. Tenant agrees that breach of the representations and warranties set forth in this Section 16.21 shall at Landlord's election be a default under this Lease for which there shall be no cure. Landlord represents and warrants that it is not listed, nor is it owned or controlled by, or acting for or on behalf of any person or entity, on the OF AC List. This Section 16.21 shall survive the termination or earlier expiration of the Lease. 39

16.22 Rent Not Based On Income. 16.22.1 It is intended that all Rent payable by Tenant to Landlord, which includes all sums, charges, or amounts of whatever nature to be paid by Tenant to Landlord in accordance with the provisions of this Lease, shall qualify as "rents from real property" within the meaning of Section 512(b)(3) and 856(d) of the Internal Revenue Code (as amended, the "Code") and the regulations thereunder (the "Tax Regulations"). If Landlord, in its sole discretion, determines that there is any risk that all or part of any Rent shall not qualify as "rents from real property" for the purposes of Sections 512(b)(3) or 856(d) of the Code and Tax Regulations, Tenant agrees to cooperate with Landlord by entering into such amendment or amendments to this Lease as Landlord deems necessary to qualify all Rent as "rents from real property", provided, however, that any adjustments required under this section shall be made so as to produce the equivalent (in economic terms) Rent as payable before the adjustment and shall not increase Tenant's obligations under this Lease. 16.22.2 Without limiting Landlord's right to withhold its consent to any Transfer, and regardless of whether Landlord shall have consented to any such Transfer, neither Tenant nor any other person having an interest in the possession, use, or occupancy of any portion of the Building shall enter into any lease, sublease, license, concession, assignment, or other transfer or agreement for possession, use, or occupancy of all or any portion of the Building which provides for rental or other payment for such use, occupancy, or utilization based, in whole or in part, on the net income or profits derived by any person or entity from the space so leased, used, or occupied, and any such purported lease, sublease, license, concession, assignment, or other transfer or agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the Building. There shall be no deduction from the rental payable under any sublease or other transfer nor from the amount of the rental passed on to any person or entity, for any expenses or costs related in any way to the subleasing or transfer of such space. 16.23 Counterparts; Signatures. This Lease may be executed in counterparts. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original. The parties hereby acknowledge and agree that facsimile signatures or signatures transmitted by electronic mail in so called "pdf' format shall be legal and binding and shall have the same full force and effect as if an original of this Lease had been delivered. Landlord and Tenant (i) intend to be bound by the signatures on any document sent by facsimile or electronic mail, (ii) are aware that the other party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Lease based on the foregoing forms of signature. 16.24 Prohibition Against Recording. Landlord and Tenant agree not to record this Lease. In the event this Lease, a copy or any notice thereof shall be recorded by Tenant, then such recording shall constitute an Event of Default by Tenant entitling Landlord to immediately terminate this Lease. Notwithstanding the preceding sentence to the contrary, at the request of either Landlord or Tenant, the parties shall execute a document in recordable form containing only such information as is necessary to constitute a Notice of Lease under Massachusetts law. All costs of preparation and recording such notice shall be borne by the party requesting the execution of such Notice of Lease. At the expiration or earlier termination of this Lease, Tenant shall provide Landlord with an executed termination of the Notice of Lease in recordable form, which obligation shall survive such expiration or earlier termination. (Remainder of Page Intentionally Left Blank) 40

41 IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written. LANDLORD: DIV WASHINGTON, LLC, a Massachusetts limited liability Company By: Washington Manager Corp., its Manager By: /s/ Jonathan G. Davis Name: Jonathan G. Davis Title: Authorized Signatory TENANT: ACUMEN PHARMACEUTICALS, INC. By: /s/ Daniel O’Connell Name: Daniel O’Connell Title: President & CEO